UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

ESG Money Market Portfolio
(formerly Money Market Portfolio)

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/liquidityshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

2019 Annual Report

October 31, 2019

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Overview & Portfolio of Investments:
ESG Money Market Portfolio	6
Prime Portfolio	14
Government Portfolio	23
Government Securities Portfolio	34
Treasury Portfolio	40
Treasury Securities Portfolio	46
Tax-Exempt Portfolio	51
Statements of Assets and Liabilities	55
Statements of Operations	59
Statements of Changes in Net Assets	61
Financial Highlights	70
Notes to Financial Statements	85
Report of Independent Registered Public Accounting Firm	91
Investment Advisory Agreement Approval	92
Federal Income Tax	95
Privacy Notice	96
Trustee and Officer Information	98

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Trust"). To receive a prospectus and/or Statement of Additional Information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Trust including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/liquidityshareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

2019 Annual Report

October 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Trust") Annual Report for the period ended October 31, 2019. The Trust currently offers seven funds (ESG Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Trust's funds provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2019

2019 Annual Report

October 31, 2019

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2019 were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	1.94%	1.96%	1.89%	1.91%	N/A	N/A	N/A	N/A	1.69%	1.70%	1.44%	1.45%	1.79%	1.81%	—	—
Prime	1.95%	1.97%	1.90%	1.92%	N/A	N/A	N/A	N/A	1.70%	1.71%	N/A	N/A	1.80%	1.82%	—	—
Government	1.72%	1.74%	1.67%	1.69%	1.62%	1.64%	1.57%	1.58%	1.47%	1.48%	1.22%	1.23%	1.57%	1.58%	0.92%	0.93%
Government Securities	1.67%	1.69%	1.62%	1.63%	1.57%	1.59%	1.52%	1.53%	1.42%	1.43%	1.42%	1.43%	1.53%	1.54%	—	—
Treasury	1.68%	1.69%	1.63%	1.64%	1.58%	1.59%	1.53%	1.54%	1.43%	1.44%	1.18%	1.19%	1.53%	1.54%	0.88%	0.88%
Treasury Securities	1.68%	1.69%	1.63%	1.64%	1.57%	1.59%	1.53%	1.54%	1.43%	1.44%	1.18%	1.19%	1.53%	1.54%	0.88%	0.88%
Tax-Exempt	1.06%	1.06%	1.00%	1.01%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.91%	0.91%	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	1.88%	1.90%	1.83%	1.85%	N/A	N/A	N/A	N/A	1.63%	1.65%	1.39%	1.40%	1.73%	1.75%	—	—
Prime	1.90%	1.92%	1.85%	1.87%	N/A	N/A	N/A	N/A	1.65%	1.67%	N/A	N/A	1.75%	1.77%	—	—
Government	1.69%	1.70%	1.64%	1.65%	1.59%	1.60%	1.54%	1.55%	1.44%	1.45%	1.19%	1.19%	1.54%	1.55%	0.89%	0.90%
Government Securities	1.65%	1.67%	1.61%	1.62%	1.55%	1.57%	1.51%	1.52%	1.40%	1.41%	1.15%	1.16%	1.51%	1.52%	—	—
Treasury	1.66%	1.68%	1.61%	1.63%	1.56%	1.58%	1.51%	1.52%	1.41%	1.42%	1.16%	1.17%	1.51%	1.52%	0.87%	0.87%
Treasury Securities	1.67%	1.69%	1.62%	1.64%	1.57%	1.58%	1.52%	1.53%	1.42%	1.43%	1.17%	1.18%	1.52%	1.53%	0.88%	0.88%
Tax-Exempt	0.95%	0.95%	0.91%	0.91%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.80%	0.80%	—	—

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Government, Government Securities, Treasury and Treasury Securities are STABLE NAV FUNDS. You could lose money by investing in these Funds. Although the Funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Morgan Stanley and its affiliates (the "sponsor") has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. ESG Money Market, Prime and Tax-Exempt are FLOATING NAV FUNDS. You could lose money by investing in these Funds. Because the share price of these Funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Funds' liquidity falls below required minimums because of market conditions or other factors. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds' sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Please read the Trust's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Funds than the total return. As with all money market funds, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2019 Annual Report

October 31, 2019

Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, which might include advisory fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2019 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2019 Annual Report

October 31, 2019

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/19	Actual Ending Account Value 10/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
ESG Money Market Portfolio Institutional Class	$1,000.00	$1,011.72	$1,024.40	$0.81	$0.82	0.16%
ESG Money Market Portfolio Institutional Select Class	1,000.00	1,011.47	1,024.15	1.06	1.07	0.21
ESG Money Market Portfolio Advisory Class	1,000.00	1,010.45	1,023.14	2.08	2.09	0.41
ESG Money Market Portfolio Participant Class	1,000.00	1,009.18	1,021.88	3.34	3.36	0.66
ESG Money Market Portfolio Cash Management Class	1,000.00	1,010.96	1,023.64	1.57	1.58	0.31
Prime Portfolio Institutional Class	1,000.00	1,011.70	1,024.40	0.81	0.82	0.16
Prime Portfolio Institutional Select Class	1,000.00	1,011.45	1,024.15	1.06	1.07	0.21
Prime Portfolio Advisory Class	1,000.00	1,010.32	1,023.14	2.08	2.09	0.41
Prime Portfolio Cash Management Class	1,000.00	1,010.84	1,023.64	1.57	1.58	0.31
Government Portfolio Institutional Class	1,000.00	1,010.65	1,024.35	0.86	0.87	0.17
Government Portfolio Institutional Select Class	1,000.00	1,010.39	1,024.10	1.11	1.12	0.22
Government Portfolio Investor Class	1,000.00	1,010.14	1,023.84	1.37	1.38	0.27
Government Portfolio Administrative Class	1,000.00	1,009.88	1,023.59	1.62	1.63	0.32
Government Portfolio Advisory Class	1,000.00	1,009.38	1,023.09	2.13	2.14	0.42
Government Portfolio Participant Class	1,000.00	1,008.10	1,021.83	3.39	3.41	0.67
Government Portfolio Cash Management Class	1,000.00	1,009.88	1,023.59	1.62	1.63	0.32
Government Portfolio Select Class	1,000.00	1,006.58	1,020.32	4.91	4.94	0.97
Government Securities Portfolio Institutional Class	1,000.00	1,010.26	1,024.20	1.01	1.02	0.20
Government Securities Portfolio Institutional Select Class	1,000.00	1,009.99	1,023.95	1.27	1.28	0.25
Government Securities Portfolio Investor Class	1,000.00	1,009.75	1,023.69	1.52	1.53	0.30
Government Securities Portfolio Administrative Class	1,000.00	1,009.50	1,023.44	1.77	1.79	0.35
Government Securities Portfolio Advisory Class	1,000.00	1,008.98	1,022.94	2.28	2.29	0.45
Government Securities Portfolio Participant Class	1,000.00	1,008.99	1,022.94	2.28	2.29	0.45
Government Securities Portfolio Cash Management Class	1,000.00	1,009.50	1,023.44	1.77	1.79	0.35
Treasury Portfolio Institutional Class	1,000.00	1,010.42	1,024.25	0.96	0.97	0.19
Treasury Portfolio Institutional Select Class	1,000.00	1,010.16	1,024.00	1.22	1.22	0.24
Treasury Portfolio Investor Class	1,000.00	1,009.91	1,023.74	1.47	1.48	0.29
Treasury Portfolio Administrative Class	1,000.00	1,009.65	1,023.49	1.72	1.73	0.34
Treasury Portfolio Advisory Class	1,000.00	1,009.14	1,022.99	2.23	2.24	0.44
Treasury Portfolio Participant Class	1,000.00	1,007.87	1,021.73	3.49	3.52	0.69
Treasury Portfolio Cash Management Class	1,000.00	1,009.65	1,023.49	1.72	1.73	0.34
Treasury Portfolio Select Class	1,000.00	1,006.35	1,020.21	5.01	5.04	0.99
Treasury Securities Portfolio Institutional Class	1,000.00	1,010.14	1,024.20	1.01	1.02	0.20
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,009.88	1,023.95	1.27	1.28	0.25
Treasury Securities Portfolio Investor Class	1,000.00	1,009.63	1,023.69	1.52	1.53	0.30
Treasury Securities Portfolio Administrative Class	1,000.00	1,009.37	1,023.44	1.77	1.79	0.35
Treasury Securities Portfolio Advisory Class	1,000.00	1,008.87	1,022.94	2.28	2.29	0.45
Treasury Securities Portfolio Participant Class	1,000.00	1,007.60	1,021.68	3.54	3.57	0.70
Treasury Securities Portfolio Cash Management Class	1,000.00	1,009.37	1,023.44	1.77	1.79	0.35
Treasury Securities Portfolio Select Class	1,000.00	1,006.07	1,020.16	5.06	5.09	1.00
Tax-Exempt Portfolio Institutional Class	1,000.00	1,006.86	1,024.45	0.76	0.77	0.15
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,006.60	1,024.20	1.01	1.02	0.20
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,006.10	1,023.69	1.52	1.53	0.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

ESG Money Market Portfolio

The ESG Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund's "Adviser," Morgan Stanley Investment Management Inc., believes that environmental, social and governance ("ESG") factors have the ability to impact the fundamental credit risk of an entity. The Fund's investment process incorporates information about ESG issues via an integrated approach within the Adviser's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. Under normal circumstances, the Fund will invest 100% of its net assets (excluding cash) in securities whose issuer or guarantor, in the Adviser's opinion at the time of purchase, meets the Fund's ESG criteria. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2019, the Fund's Institutional Share Class had a total return of 2.46%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provided an annualized current yield of 1.94% (subsidized) and 1.88% (non-subsidized), while its 30-day moving average annualized yield was 1.99% (subsidized) and 1.92% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.(i)

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020. The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.(ii) The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.(iii) In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.(iv) As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion,"

thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

•  Third quarter GDP expanded more than expected at a 1.9% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy. After an upward revision to 180,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 188,000, a promising sign that workers continue to find employment opportunities. The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers are comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it will begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $3.4 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 38 days and 88 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and expectations of changes to monetary policy.

(i)  Source: Bloomberg L.P.

(ii)  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

(iii)  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

(iv)  Source for Treasury yields data shown in this report: Bloomberg L.P.

2019 Annual Report

October 31, 2019

Portfolio of Investments

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (1.9%)
International Banks (1.9%)
Bank of Nova Scotia
2.61%, 12/17/19	$11,000	$11,012
Deutsche Zentral Genoss
2.09%, 12/12/19	25,000	25,005
Nordea Bank AB
2.72%, 2/20/20	2,475	2,484
Toronto Dominion Bank
2.39%, 11/6/19	25,000	25,002
Total Certificates of Deposit (Cost $63,476)		63,503
Commercial Paper (a) (16.6%)
Asset-Backed Insurance (1.6%)
MetLife Short Term Funding LLC,
2.34%, 12/17/19	20,000	19,956
2.49%, 12/13/19	36,066	35,994
		55,950
Automobiles (0.3%)
Toyota Credit Canada Inc.
1.95%, 5/11/20	10,000	9,902
Diversified Financial Services (3.6%)
Citigroup Global Markets, Inc.,
2.22%, 4/24/20	7,000	6,934
2.65%, 12/19/19	20,000	19,955
2.75%, 12/17/19 (b)	50,000	49,894
National Securities Clearing Corp.,
2.43%, 12/4/19 - 12/10/19	10,000	9,983
2.43%, 12/6/19 (b)	5,000	4,992
2.47%, 6/3/20 (b)	10,000	9,889
2.52%, 1/7/20	20,000	19,935
		121,582
Domestic Bank (0.3%)
HSBC USA, Inc.
2.04%, 3/2/20	9,900	9,837
International Banks (10.8%)
Banque Et Caisse,
2.22%, 4/24/20	20,000	19,820
2.27%, 2/21/20	15,000	14,921
BPCE SA
2.31%, 2/18/20 (b)	25,000	24,867
DBS Bank Ltd.
2.31%, 1/7/20	5,000	4,983
Deutsche Zentral Genoss
2.15%, 12/19/19	24,000	23,944
Nationwide Building Society,
2.10%, 2/4/20	10,000	9,954
2.32%, 1/21/20	25,000	24,902
Natixis NY
2.40%, 12/5/19	25,000	24,957
Royal Bank of Canada,
2.18%, 12/19/19 - 12/20/19	50,000	49,881
Sumitomo Mitsui Trust NY
1.94%, 4/23/20	49,750	49,279
	Face Amount (000)	Value (000)
Suncorp-Metway Ltd.,
1.94%, 4/21/20	$40,000	$39,617
2.17%, 3/18/20	12,000	11,908
Toronto Dominion Bank
2.30%, 12/16/19	25,000	24,943
Walt Disney Co.
1.87%, 5/21/20	38,500	38,108
		362,084
Total Commercial Paper (Cost $558,933)		559,355
Corporate Bonds (5.5%)
Domestic Bank (1.0%)
HSBC Bank USA NA
2.35%, 3/5/20	31,577	31,613
International Banks (4.5%)
ANZ Banking Group Ltd.
5.10%, 1/13/20 (b)	2,310	2,324
BNZ International Funding Ltd.
2.40%, 2/21/20 (b)	27,475	27,511
BPCE SA
2.25%, 1/27/20	4,650	4,650
Commonwealth Bank of Australia,
2.25%, 3/10/20 (b)	20,120	20,146
2.30%, 3/12/20	12,780	12,799
ING Bank NV
2.45%, 3/16/20 (b)	7,010	7,024
Lloyds Bank PLC
5.80%, 1/13/20 (b)	12,512	12,604
Macquarie Bank Ltd.
2.40%, 1/21/20 (b)	19,901	19,918
Sumitomo Mitsui Banking Corp.,
2.45%, 1/16/20	20,532	20,556
2.51%, 1/17/20	9,896	9,907
Toronto Dominion Bank
3.00%, 6/11/20	7,375	7,427
UBS AG
2.35%, 3/26/20	7,080	7,094
		151,960
Total Corporate Bonds (Cost $183,370)		183,573
Floating Rate Notes (c) (29.5%)
Automobiles (1.5%)
Toyota Finance Australia Ltd.
3 Month USD LIBOR + 0.15%, 2.16%, 7/6/20	50,000	50,005
Domestic Banks (3.8%)
HSBC Bank USA NA,
1 Month USD LIBOR + 0.17%, 2.32%, 12/27/19	15,000	15,003
ING U.S. Funding LLC,
1 Month USD LIBOR + 0.20%, 2.02%, 5/21/20 (b)	45,000	44,997
3 Month USD LIBOR + 0.14%, 2.15%, 7/9/20 (b)	49,750	49,765
1 Month USD LIBOR + 0.33%, 2.33%, 7/6/20 (b)	19,000	19,005
		128,770

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
International Banks (24.2%)
Bank of Nova Scotia,
1 Month USD LIBOR + 0.25%, 2.13%, 6/18/20 (b)	$30,000	$29,995
3 Month USD LIBOR + 0.22%, 2.38%, 12/23/19	400	400
BNZ International Funding Ltd.,
3 Month USD LIBOR + 0.14%, 2.14%, 7/15/20 (b)	24,500	24,503
3 Month USD LIBOR + 0.04%, 2.25%, 2/5/20 (b)	15,000	15,003
3 Month USD LIBOR + 0.70%, 2.85%, 2/21/20 (b)	1,660	1,663
Canadian Imperial Bank of Commerce,
1 Month USD LIBOR + 0.26%, 2.11%, 6/19/20 (b)	70,000	70,000
1 Month USD LIBOR + 0.25%, 2.16%, 6/15/20 (b)	24,000	23,999
3 Month USD LIBOR + 0.40%, 2.41%, 4/10/20	5,000	5,008
Credit Suisse NY,
3 Month USD LIBOR + 0.17%, 2.18%, 7/16/20	20,000	20,002
DNB Bank ASA,
3 Month USD LIBOR + 0.04%, 1.97%, 1/29/20 (b)	9,178	9,179
3 Month USD LIBOR + 0.05%, 1.98%, 1/23/20 (b)	7,398	7,399
1 Month USD LIBOR + 0.13%, 2.04%, 12/12/19 (b)	500	500
3 Month USD LIBOR + 0.14%, 2.18%, 4/6/20	25,000	25,011
3 Month USD LIBOR + 0.02%, 2.21%, 2/7/20 (b)	3,300	3,300
HSBC Bank PLC,
1 Month USD LIBOR + 0.34%, 2.16%, 7/24/20 (b)	25,000	25,000
3 Month USD LIBOR + 0.17%, 2.17%, 7/16/20 (b)	25,000	25,003
3 Month USD LIBOR + 0.19%, 2.19%, 7/20/20 (b)	10,000	10,000
1 Month USD LIBOR + 0.35%, 2.33%, 7/8/20 (b)	39,750	39,770
Lloyds Bank PLC,
1 Month USD LIBOR + 0.16%, 1.98%, 12/23/19	25,000	25,005
Nordea Bank AB,
1 Month USD LIBOR + 0.27%, 2.32%, 6/26/20	25,000	25,004
3 Month USD LIBOR + 0.30%, 2.43%, 6/5/20	75,000	75,113
3 Month USD LIBOR + 0.47%, 2.59%, 5/29/20 (b)	7,365	7,383
Oversea-Chinese Banking Corp.,
3 Month USD LIBOR + 0.03%, 2.14%, 12/6/19 (b)	25,000	25,000
3 Month USD LIBOR + 0.28%, 2.44%, 6/19/20	17,500	17,523
	Face Amount (000)	Value (000)
Royal Bank of Canada,
SOFR + 0.22%, 2.04%, 6/19/20 (b)	$35,000	$34,981
Skandinaviska Enskilda Banken AB,
1 Month USD LIBOR + 0.28%, 2.08%, 7/30/20	25,000	25,000
1 Month USD LIBOR + 0.28%, 2.09%, 7/29/20	15,000	15,000
1 Month USD LIBOR + 0.28%, 2.30%, 7/2/20	30,000	30,010
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.35%, 2.35%, 1/17/20	101,498	101,596
Svenska Handelsbanken AB,
1 Month USD LIBOR + 0.25%, 2.07%, 6/24/20	44,500	44,502
Toronto Dominion Bank,
1 Month USD LIBOR + 0.27%, 2.09%, 6/23/20 (b)	24,500	24,509
1 Month USD LIBOR + 0.30%, 2.10%, 6/30/20 (b)	20,000	20,010
Westpac Banking Corp.,
3 Month USD LIBOR + 0.43%, 2.54%, 3/6/20	4,317	4,324
		810,695
Total Floating Rate Notes (Cost $989,282)		989,470
Repurchase Agreements (43.2%)
ABN Amro Securities LLC, (1.90%, dated 10/31/19, due 11/1/19; proceeds $40,002; fully collateralized by various U.S. Government agency securities, 4.00% - 4.50% due 4/1/40 - 12/1/40, U.S. Government obligations, 1.50% due 9/30/21 - 10/31/24 and various Corporate Bonds, 1.50% - 8.15% due 11/3/19 - 8/31/64 (d); valued at $41,911)	40,000	40,000
Bank of America Securities, Inc., (1.80%, dated 10/31/19, due 11/1/19; proceeds $53,003; fully collateralized by various Common Stocks and Preferred Stocks; valued at $55,650)	53,000	53,000
Bank of America Securities, Inc., (1.85%, dated 10/31/19, due 11/01/19; proceeds $16,001; fully collateralized by a Corporate Bond, 2.75% due 11/15/22; valued at $16,801)	16,000	16,000
Bank of Nova Scotia, Inc., (2.00%, dated 10/31/9, due 11/1/19; proceeds $60,003; fully collateralized by various Corporate Bonds, 2.35% - 8.25% due 8/15/20 - 11/15/24; valued at $63,601)	60,000	60,000
BMO Capital Markets Corp., (1.90%, dated 10/31/19, due 11/1/19; proceeds $25,001; fully collateralized by a U.S. Government obligation, 2.88% due 10/31/23 and various Corporate Bonds, 2.50% - 4.25% due 10/15/20 - 6/12/24; valued at $26,227)	25,000	25,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BMO Capital Markets Corp., (2.08%, dated 9/19/19, due 12/13/19; proceeds $60,295; fully collateralized by a U.S. Government agency security, 1.91% due 9/17/21, a U.S. Government obligation, 2.88% due 11/30/23 and various Corporate Bonds, 1.63% - 8.05% due 11/25/19 - 9/17/44; valued at $62,900) (Demand 11/7/19)	$60,000	$60,000
BMO Capital Markets Corp., (2.22%, dated 8/1/19, due 11/1/19; proceeds $25,142; fully collateralized by a U.S. Government agency security, 2.01% due 12/13/21 and various Corporate Bonds, 1.75% - 9.25% due 3/1/20 - 8/15/47; valued at $26,224)	25,000	25,000
BNP Paribas, (Interest in $1,750,000 joint repurchase agreement, 1.75% dated 10/31/19 under which BNP Paribas, will repurchase the securities provided as collateral for $1,750,085 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 12/20/48 (d); valued at $1,795,703)	200,000	200,000
BNP Paribas, (2.34% (c), dated 10/2/19, due 1/29/20; proceeds $75,580; fully collateralized by various Corporate Bonds, 5.50% - 8.00% due 8/15/22 - 4/1/27; valued at $79,500) (Demand 1/2/20)	75,000	75,000
BNP Paribas, (2.40% (c), dated 3/12/19, due 1/29/20; proceeds $35,754; fully collateralized by various Corporate Bonds, 4.75% - 9.75% due 6/1/21 - 7/15/25; valued at $37,100) (Demand 12/12/19)	35,000	35,000
BNP Paribas, (2.45% (c), dated 8/7/19, due 1/29/20; proceeds $15,179; fully collateralized by various Corporate Bonds, 4.75% - 8.38% due 11/15/22 - 10/1/23; valued at $15,901) (Demand 11/7/19)	15,000	15,000
BNP Paribas Prime Brokerage, Inc., (2.03%, dated 10/31/19, due 11/1/19; proceeds $20,001; fully collateralized by various Corporate Bonds, 5.13% - 10.00% due 2/15/23 - 12/15/41 (d); valued at $21,167)	20,000	20,000
BNP Paribas Prime Brokerage, Inc., (2.10% (c), dated 4/18/19, due 1/21/20; proceeds $20,324; fully collateralized by various Corporate Bonds, 5.50% - 10.75% due 4/15/21 - 5/15/87 (d); valued at $21,330) (Demand 11/1/19)	20,000	20,000
HSBC Securities USA, Inc., (2.00%, dated 10/31/19, due 11/1/19; proceeds $5,000; fully collateralized by a Corporate Bond, 10.50% due 5/15/27; valued at $5,300)	5,000	5,000
	Face Amount (000)	Value (000)
ING Financial Markets LLC, (1.90%, dated 10/31/19, due 11/1/19; proceeds $10,001; fully collateralized by various U.S. Government agency securities, 3.50% due 6/1/47 - 11/1/47 and various Corporate Bonds, 1.63% - 5.88% due 3/16/20 - 5/28/45 (d); valued at $10,399)	$10,000	$10,000
ING Financial Markets LLC, (1.95%, dated 10/31/19, due 11/1/19; proceeds $17,001; fully collateralized by a U.S. Government agency security, 3.50% due 10/1/45 and various Corporate Bonds, 3.20% - 5.45% due 3/19/23 - 11/1/41; valued at $17,759)	17,000	17,000
Natixis SA, (Interest in $2,500,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Natixis SA, will repurchase the securities provided as collateral for 2,500,122 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 9/15/65; valued at $2,567,957)	650,000	650,000
RBC Capital Markets LLC, (1.90%, dated 10/31/19, due 11/7/19; proceeds $65,024; fully collateralized by various Corporate Bonds, 2.54% - 8.50% due 9/14/20 - 10/1/96 (d); valued at $68,250)	65,000	65,000
Scotia Capital USA, Inc., (2.08% (c), dated 10/2/19, due 11/7/19; proceeds $60,125; fully collateralized by various Corporate Bonds, 1.90% - 8.95% due 5/11/20 - 5/15/67 (d); valued at $63,320) (Demand 11/1/19)	60,000	60,000
Total Repurchase Agreements (Cost $1,451,000)		1,451,000
Time Deposit (3.2%)
International Bank (3.2%)
Natixis (Cayman Islands)
1.54%, 11/1/19 (Cost $108,000)	108,000	108,000
Total Investments (99.9%) (Cost $3,354,061) (e)		3,354,901
Other Assets in Excess of Liabilities (0.1%)		2,706
Net Assets (100.0%)		$3,357,607

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2019.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

(e)  At October 31, 2019, the aggregate cost for federal income tax purposes is approximately $3,354,061,000. The aggregate gross unrealized appreciation is approximately $871,000 and the aggregate gross unrealized depreciation is approximately $31,000, resulting in net unrealized appreciation of approximately $840,000.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	43.2%
Floating Rate Notes	29.5
Commercial Paper	16.7
Corporate Bonds	5.5
Other*	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2019, the Fund's Institutional Share Class had a total return of 2.45%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provided an annualized current yield of 1.95% (subsidized) and 1.90% (non-subsidized), while its 30-day moving average annualized yield was 1.99% (subsidized) and 1.94% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.(i)

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020. The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.(ii) The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.(iii) In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.(iv) As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

•  Third quarter GDP expanded more than expected at a 1.9% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy. After an upward revision to 180,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 188,000, a promising

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Prime Portfolio

sign that workers continue to find employment opportunities. The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers are comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it will begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $12.5 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 33 days and 86 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and expectations of changes to monetary policy.

(i)  Source: Bloomberg L.P.

(ii)  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

(iii)  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

(iv)  Source for Treasury yields data shown in this report: Bloomberg L.P.

2019 Annual Report

October 31, 2019

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (2.7%)
International Banks (2.7%)
Deutsche Zentral Genoss
2.09%, 12/12/19	$108,875	$108,896
Toronto Dominion Bank,
2.17%, 6/12/20	10,100	10,118
2.25%, 1/8/20	125,000	125,110
2.39%, 11/6/19	100,000	100,010
Total Certificates of Deposit (Cost $343,979)		344,134
Commercial Paper (a) (20.2%)
Asset-Backed Diversified Financial Services (2.1%)
Collateralized Commercial Paper Co. LLC
2.64%, 12/20/19	20,000	19,951
Collateralized Commercial Paper FLEX Co. LLC,
2.16%, 12/18/19	160,000	159,624
2.31%, 1/31/20	55,000	54,747
2.72%, 12/19/19	35,000	34,916
		269,238
Asset-Backed Insurance (1.3%)
MetLife Short Term Funding LLC,
2.34%, 12/17/19	69,090	68,938
2.49%, 12/13/19	88,000	87,825
		156,763
Automobiles (1.9%)
Toyota Credit Canada Inc.
1.95%, 5/11/20	90,000	89,121
Toyota Motor Credit Corp.
1.92%, 5/11/20	150,000	148,535
		237,656
Computer Technology (0.1%)
Apple, Inc.,
2.39%, 1/2/20	10,000	9,971
2.40%, 1/17/20	5,000	4,982
		14,953
Diversified Financial Services (5.5%)
Citigroup Global Markets, Inc.,
2.22%, 4/24/20	50,000	49,531
2.65%, 12/19/19	80,000	79,821
National Securities Clearing Corp.,
2.27%, 1/24/20	125,000	124,486
2.43%, 12/4/19 - 12/10/19	75,000	74,869
2.43%, 12/6/19 (b)	25,000	24,959
2.47%, 6/3/20 (b)	40,000	39,556
2.52%, 1/7/20	100,000	99,673
Ontario Teachers Financial Trust,
2.31%, 1/15/20	20,000	19,928
2.32%, 1/13/20	78,000	77,726
2.60%, 11/4/19 - 12/11/19	75,000	74,945
2.61%, 1/10/20	25,000	24,916
		690,410
	Face Amount (000)	Value (000)
Domestic Bank (0.4%)
JP Morgan Securities LLC
2.30%, 3/27/20 (b)	$50,000	$49,636
International Banks (8.9%)
Banque Et Caisse,
2.22%, 4/24/20	26,000	25,766
2.25%, 3/6/20	38,000	37,770
2.26%, 2/18/20	25,000	24,871
2.27%, 2/21/20	70,000	69,629
DBS Bank Ltd.
2.31%, 1/7/20	25,000	24,917
Deutsche Zentral Genoss
2.15%, 12/19/19	100,000	99,765
Erste Abwicklungsanstalt
2.18%, 4/15/20	25,000	24,793
Nationwide Building Society,
2.10%, 2/4/20	45,000	44,793
2.14%, 3/6/20	38,500	38,259
2.32%, 1/21/20	77,500	77,197
Natixis NY
2.40%, 12/5/19	125,000	124,787
Royal Bank of Canada,
2.18%, 12/19/19 - 12/20/19	375,000	374,104
Sumitomo Mitsui Trust NY
1.94%, 5/1/20	50,000	49,506
Suncorp-Metway Ltd.
2.17%, 3/18/20	37,000	36,718
Suncorp-Metway Ltd.
2.58%, 11/12/19	18,000	17,989
Toronto Dominion Bank
2.30%, 12/16/19	50,000	49,887
		1,120,751
Total Commercial Paper (Cost $2,537,177)		2,539,407
Corporate Bonds (0.7%)
International Banks (0.7%)
Commonwealth Bank of Australia,
2.25%, 3/10/20 (b)	13,173	13,190
2.30%, 3/12/20	17,795	17,821
ING Bank NV
2.45%, 3/16/20 (b)	10,321	10,342
Royal Bank of Canada
2.13%, 3/2/20	11,702	11,712
Sumitomo Mitsui Banking Corp.
2.45%, 1/16/20	35,480	35,522
Total Corporate Bonds (Cost $88,488)		88,587
Floating Rate Notes (c) (30.8%)
Asset-Backed Diversified Financial Services (0.5%)
Collateralized Commercial Paper Co. LLC,
1 Month USD LIBOR + 0.17%, 1.97%, 1/27/20 (b)	35,000	35,000
3 Month USD LIBOR + 0.12%, 2.05%, 1/28/20 (b)	25,000	25,004
		60,004

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Automobiles (1.2%)
Toyota Motor Credit Corp.,
1 Month USD LIBOR + 0.15%, 2.15%, 7/13/20	$100,000	$100,000
1 Month USD LIBOR + 0.21%, 2.20%, 4/30/20	50,000	49,994
		149,994
Domestic Banks (3.9%)
HSBC Bank USA NA,
1 Month USD LIBOR + 0.17%, 2.32%, 12/27/19	105,000	105,022
ING U.S. Funding LLC,
3 Month USD LIBOR + 0.14%, 2.15%, 7/9/20 (b)	50,000	50,015
1 Month USD LIBOR + 0.17%, 2.18%, 1/3/20 (b)	150,000	150,092
3 Month USD LIBOR + 0.13%, 2.22%, 7/1/20 (b)	100,000	100,023
1 Month USD LIBOR + 0.33%, 2.33%, 7/6/20 (b)	80,000	80,023
		485,175
International Banks (25.2%)
Bank of Montreal,
SOFR + 0.20%, 2.02%, 6/5/20	40,000	40,001
Bank of Nova Scotia,
1 Month USD LIBOR + 0.25%, 2.13%, 6/18/20 (b)	170,000	169,974
3 Month USD LIBOR + 0.02%, 2.17%, 3/18/20	10,000	10,001
BNZ International Funding Ltd.,
3 Month USD LIBOR + 0.14%, 2.14%, 7/15/20 (b)	105,000	105,011
3 Month USD LIBOR + 0.70%, 2.85%, 2/21/20 (b)	17,327	17,362
Canadian Imperial Bank of Commerce,
1 Month USD LIBOR + 0.26%, 2.11%, 6/19/20 (b)	180,000	180,000
1 Month USD LIBOR + 0.25%, 2.16%, 6/15/20 (b)	175,000	174,996
Commonwealth Bank of Australia,
1 Month USD LIBOR + 0.18%, 2.09%, 3/12/20 (b)	62,500	62,513
3 Month USD LIBOR + 0.04%, 2.13%, 4/3/20 (b)	15,000	15,001
3 Month USD LIBOR + 0.45%, 2.58%, 3/10/20 (b)	14,405	14,429
Credit Agricole Corporate and Investment Bank,
3 Month USD LIBOR + 0.13%, 2.29%, 3/20/20	50,000	50,010
Credit Suisse AG,
1 Month USD LIBOR + 0.16%, 2.01%, 12/20/19	50,000	50,009
Credit Suisse NY,
3 Month USD LIBOR + 0.17%, 2.18%, 7/16/20	129,750	129,763
	Face Amount (000)	Value (000)
DNB Bank ASA,
3 Month USD LIBOR + 0.14%, 2.18%, 4/6/20	$90,000	$90,041
HSBC Bank PLC,
3 Month USD LIBOR + 0.17%, 2.17%, 7/15/20 - 7/16/20 (b)	250,000	250,025
3 Month USD LIBOR + 0.19%, 2.19%, 7/20/20 (b)	90,000	90,000
1 Month USD LIBOR + 0.35%, 2.33%, 7/8/20 (b)	85,000	85,043
Lloyds Bank PLC,
1 Month USD LIBOR + 0.16%, 1.98%, 12/23/19	125,000	125,023
Natixis NY,
1 Month USD LIBOR + 0.16%, 1.98%, 12/23/19	150,000	150,028
Nordea Bank AB,
3 Month USD LIBOR + 0.22%, 2.22%, 1/17/20	12,000	12,005
1 Month USD LIBOR + 0.27%, 2.32%, 6/26/20	75,000	75,011
3 Month USD LIBOR + 0.30%, 2.43%, 6/5/20	175,000	175,262
3 Month USD LIBOR + 0.47%, 2.59%, 5/29/20 (b)	41,585	41,686
Skandinaviska Enskilda Banken AB,
1 Month USD LIBOR + 0.28%, 2.08%, 7/30/20	173,000	173,000
1 Month USD LIBOR + 0.28%, 2.09%, 7/29/20	135,000	135,000
3 Month USD LIBOR + 0.15%, 2.16%, 1/9/20	20,000	20,003
1 Month USD LIBOR + 0.28%, 2.30%, 7/2/20	145,000	145,049
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.35%, 2.35%, 1/17/20	30,373	30,402
Svenska Handelsbanken AB,
1 Month USD LIBOR + 0.25%, 2.07%, 6/24/20	155,000	155,006
Toronto Dominion Bank,
1 Month USD LIBOR + 0.27%, 2.09%, 6/23/20 (b)	75,000	75,026
1 Month USD LIBOR + 0.30%, 2.10%, 6/30/20 (b)	105,000	105,053
3 Month USD LIBOR + 0.18%, 2.12%, 1/24/20	50,000	50,019
1 Month USD LIBOR + 0.21%, 2.20%, 5/5/20 (b)	40,000	40,001
UBS AG London,
3 Month USD LIBOR + 0.20%, 2.18%, 7/10/20 (b)	100,000	100,017
Westpac Banking Corp.,
3 Month USD LIBOR + 0.28%, 2.44%, 5/15/20	23,165	23,199
		3,164,969
Total Floating Rate Notes (Cost $3,859,524)		3,860,142

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (36.8%)
ABN Amro Securities LLC, (Interest in $600,000 joint repurchase agreement, 1.75% dated 10/31/19 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $600,029 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/20/47; valued at $615,608)	$1,000	$1,000
ABN Amro Securities LLC, (1.90%, dated 10/31/19, due 11/1/19; proceeds $23,001; fully collateralized by various Corporate Bonds, 1.63% - 7.85% due 11/3/19 - 3/1/50, by a U.S. Government agency security, 4.50% due 4/1/40 and various U.S. Government obligations, 1.38% - 2.25% due 1/15/20 - 11/15/27 (d); valued at $24,051)	23,000	23,000
Bank of America Securities, Inc., (1.80%, dated 10/31/19, due 11/1/19; proceeds $197,010; fully collateralized by various Common Stocks and Preferred Stocks; valued at $206,850)	197,000	197,000
Bank of America Securities, Inc., (1.85%, dated 10/31/19, due 11/1/19; proceeds $59,003; fully collateralized by various Corporate Bonds, 3.50% - 4.90% due 11/15/25 - 11/30/46; valued at $61,950)	59,000	59,000
Bank of Nova Scotia, (2.00%, dated 10/31/19, due 11/1/19; proceeds $265,015; fully collateralized by various Corporate Bonds, 2.35% - 8.25% due 8/15/20 - 8/15/25; valued at $280,900)	265,000	265,000
BMO Capital Markets Corp., (1.90%, dated 10/31/19, due 11/1/19; proceeds $91,505; fully collateralized by various Corporate Bonds, 2.20% - 2.60% due 11/2/20 - 4/16/24; valued at $96,075)	91,500	91,500
BMO Capital Markets Corp., (2.08%, dated 9/19/19, due 12/13/19; proceeds $216,056; fully collateralized by various U.S. Government agency securities, 1.91% - 3.22% due 9/17/21 - 3/13/26, U.S. Government obligations, 0.25% - 1.63% due 9/15/20 - 1/15/25; and various Corporate Bonds, 2.10% - 4.65% due 7/29/20 - 2/15/50 (d); valued at $221,125) (Demand 11/7/19)	215,000	215,000
BMO Capital Markets Corp., (2.08%, dated 9/20/19, due 12/13/19; proceeds $74,359; fully collateralized by various Corporate Bonds, 2.48% - 9.40% due 1/13/20 - 6/15/48; valued at $77,700) (Demand 11/7/19)	74,000	74,000
BMO Capital Markets Corp., (2.22%, dated 8/1/19, due 11/1/19; proceeds $125,709; fully collateralized by various Corporate Bonds, 2.00% - 3.30% due 4/1/20 - 10/2/29; valued at $131,250)	125,000	125,000
	Face Amount (000)	Value (000)
BNP Paribas Prime Brokerage, Inc., (2.03%, dated 10/31/19, due 11/1/19; proceeds $353,020; fully collateralized by various Corporate Bonds, 2.25% - 11.38% due 2/15/21 - 5/15/87 (d); valued at $373,286)	$353,000	$353,000
BNP Paribas Prime Brokerage, Inc., (2.10% (c), dated 4/18/19, due 1/21/20; proceeds $71,135; fully collateralized by various Corporate Bonds, 4.88% - 10.75% due 2/15/21 - 11/1/43 (d); valued at $74,637) (Demand 11/1/19)	70,000	70,000
BNP Paribas Securities Corp., (2.40% (c), dated 3/12/19, due 1/29/20; proceeds $163,445; fully collateralized by various Corporate Bonds, 4.75% - 10.00% due 11/15/21 - 2/14/29 (d); valued at $169,576) (Demand 12/12/19)	160,000	160,000
BNP Paribas Securities Corp., (2.45% (c), dated 8/7/19, due 1/29/20; proceeds $25,298; fully collateralized by various Corporate Bonds, 4.75% - 9.75% due 11/15/22 - 7/15/25; valued at $26,501) (Demand 11/7/19)	25,000	25,000
Credit Agricole Corporate and Investment Bank, (Interest in $575,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $575,028 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various a U.S. Government agency security with various maturities to 7/1/48; valued at $592,250)	2,000	2,000
HSBC Securities USA, Inc., (1.90%, dated 10/31/19, due 11/1/19; proceeds $1,000; fully collateralized by various Corporate Bonds, 2.88% - 4.39% due 4/15/26 - 8/15/37; valued at $1,050)	1,000	1,000
HSBC Securities USA, Inc., (1.90%, dated 10/31/19, due 11/1/19; proceeds $40,002; fully collateralized by various Corporate Bonds, 2.25% - 8.75% due 1/25/21 - 11/16/48 (d); valued at $42,002)	40,000	40,000
HSBC Securities USA, Inc., (2.00%, dated 10/31/19, due 11/1/19; proceeds $49,003; fully collateralized by various Corporate Bonds, 4.88% - 8.00% due 6/1/22 - 10/15/39 (d); valued at $51,850)	49,000	49,000
ING Financial Markets LLC, (1.90%, dated 10/31/19, due 11/1/19; proceeds $122,006; fully collateralized by various Corporate Bonds, 1.63% - 5.88% due 3/16/20 - 9/1/48 (d); valued at $128,100)	122,000	122,000
ING Financial Markets LLC, (1.95%, dated 10/31/19, due 11/1/19; proceeds $40,002; fully collateralized by various Corporate Bonds, 2.88% - 8.00% due 9/15/20 - 6/2/27; valued at $42,322)	40,000	40,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
JP Morgan Securities LLC, (2.19% (c), dated 9/3/19, due 5/29/20; proceeds $172,782; fully collateralized by various Corporate Bonds, 3.95% - 11.50% due 4/1/20 - 11/15/66 (d); valued at $180,009) (Demand 11/29/19)	$170,000	$170,000
JP Morgan Securities LLC, (1.72% (c), dated 8/22/19, due 11/7/19; proceeds $65,239; fully collateralized by various Corporate Bonds,2.38% - 4.61% due 5/26/20 - 5/15/67 (d); valued at $68,366) (Demand 11/1/19)	65,000	65,000
Mizuho Securities USA LLC, (1.90%, dated 10/31/19, due 11/1/19; proceeds $48,203; fully collateralized by various Common Stocks and Preferred Stocks; valued at $50,610)	48,200	48,200
Natixis SA, (Interest in $2,500,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Natixis SA, will repurchase the securities provided as collateral for $2,500,122 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/15/65; valued at $2,567,957)	1,496,000	1,496,000
RBC Capital Markets LLC, (1.90%, dated 10/31/19, due 11/7/19; proceeds $210,078; fully collateralized by various Corporate Bonds, 1.23% - 7.60% due 2/15/20 - 7/1/97 (d); valued at $220,500)	210,000	210,000
Scotia Capital USA, Inc., (1.75% (c), dated 10/02/19, due 11/7/19; proceeds $140,245; fully collateralized by various Corporate Bonds, 1.63% - 11.50% due 1/15/20 - 5/15/67; valued at $147,561) (Demand 11/1/19)	140,000	140,000
Wells Fargo Securities LLC, (Interest in $1,165,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,165,057 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 9/1/44; valued at $1,199,950)	3,000	3,000
Wells Fargo Securities LLC, (1.79%, dated 10/31/19, due 11/7/19; proceeds $115,040; fully collateralized by various Common Stocks and Preferred Stocks; valued at $120,750)	115,000	115,000
Wells Fargo Securities LLC, (1.81%, dated 10/29/19, due 11/5/19; proceeds $140,049; fully collateralized by various Corporate Bonds, 1.38% - 4.08% due 11/15/19 - 8/15/50 (d); valued at $147,000)	140,000	140,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (1.90%, dated 10/31/19, due 11/1/19; proceeds $70,004; fully collateralized by various Corporate Bonds, 0.00% - 6.00% due 11/8/19 - 7/15/64 (d); valued at $73,500)	$70,000	$70,000
Wells Fargo Securities LLC, (1.95%, dated 10/31/19, due 11/1/19; proceeds $76,504; fully collateralized by various Common Stocks and Preferred Stocks; valued at $80,325)	76,500	76,500
Wells Fargo Securities LLC, (2.32%, dated 9/12/19, due 12/11/19; proceeds $10,058; fully collateralized by a Corporate Bond, 4.00% due 7/23/25; valued at $10,501)	10,000	10,000
Wells Fargo Securities LLC, (2.36%, dated 9/19/19, due 12/19/19; proceeds $100,597; fully collateralized by various Corporate Bonds, 1.70% - 7.75% due 11/5/19 - 7/1/47; valued at $105,000)	100,000	100,000
Wells Fargo Securities LLC, (2.53%, dated 9/20/19, due 12/19/19; proceeds $60,380; fully collateralized by various Corporate Bonds, 2.20% - 11.25% due 4/5/20 - 4/20/67 (d); valued at $63,569)	60,000	60,000
Total Repurchase Agreements (Cost $4,616,200)		4,616,200
Time Deposits (8.0%)
International Banks (8.0%)
Credit Agricole Corporate and Investment Bank
1.52%, 11/1/19	125,000	125,000
DNB Bank ASA (New York Branch)
1.53%, 11/1/19	200,000	200,000
Mizuho Bank Ltd.
1.65%, 11/1/19	325,000	325,000
Natixis (Cayman Islands)
1.54%, 11/1/19	348,000	348,000
Total Time Deposits (Cost $998,000)		998,000
Total Investments (99.2%) (Cost $12,443,368) (e)		12,446,470
Other Assets in Excess of Liabilities (0.8%)		101,271
Net Assets (100.0%)		$12,547,741

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2019.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Prime Portfolio

(e)  At October 31, 2019, the aggregate cost for federal income tax purposes is approximately $12,443,368,000. The aggregate gross unrealized appreciation is approximately $3,155,000 and the aggregate gross unrealized depreciation is approximately $53,000, resulting in net unrealized appreciation of approximately $3,102,000.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	37.1%
Floating Rate Notes	31.0
Commercial Paper	20.4
Time Deposits	8.0
Other*	3.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2019, the Fund's Institutional Share Class had a total return of 2.20%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provided an annualized current yield of 1.72% (subsidized) and 1.69% (non-subsidized), while its 30-day moving average annualized yield was 1.77% (subsidized) and 1.74% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.(i)

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Government Portfolio

The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.(ii) The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.(iii) In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.(iv) As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Government Portfolio

Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

•  Third quarter GDP expanded more than expected at a 1.9% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy. After an upward revision to 180,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 188,000, a promising sign that workers continue to find employment opportunities. The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Government Portfolio

makers are comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it will begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $63.8 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 22 days and 108 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed and floating-rate U.S. government agency and Treasury debt and continued to hold a significant portion of the Fund in short-term repurchase agreements. We continued to focus on conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source: Bloomberg L.P.

(ii)  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

(iii)  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

(iv)  Source for Treasury yields data shown in this report: Bloomberg L.P.

2019 Annual Report

October 31, 2019

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (51.8%)
ABN Amro Securities LLC, (Interest in $800,000 joint repurchase agreement, 1.73% dated 10/31/19 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $800,038 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 5/15/47; valued at $816,000)	$800,000	$800,000
ABN Amro Securities LLC, (Interest in $600,000 joint repurchase agreement, 1.75% dated 10/31/19 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $600,029 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/20/47; valued at $615,608)	494,000	494,000
Bank of America NA, (1.75%, dated 10/31/19, due 11/1/19; proceeds $100,005; fully collateralized by a U.S. Government agency security, 3.00% due 10/20/46; valued at $103,000)	100,000	100,000
Bank of America Securities, Inc., (Interest in $900,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Bank of America Securities, Inc., will repurchase the securities provided as collateral for $900,044 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 10/1/48; valued at $927,000)	900,000	900,000
Bank of America Securities, Inc., (1.85%, dated 10/18/19, due 11/18/19; proceeds $500,797; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 9/1/44 - 7/1/56 (a); valued at $515,000) (Demand 11/7/19)	500,000	500,000
Bank of Montreal, (1.60%, dated 11/1/19, due 1/28/20; proceeds $150,587; (b) (Demand 11/7/19)	150,000	150,000
Bank of Montreal, (1.77%, dated 10/11/19, due 1/14/20; proceeds $241,121; fully collateralized by various U.S. Government agency securities, 3.50% - 7.00% due 4/1/37 - 8/1/48 and U.S. Government obligations, 0.88% - 3.00% due 1/31/23 - 8/15/46 (a); valued at $245,975) (Demand 11/7/19)	240,000	240,000
Bank of Montreal, (1.83%, dated 10/8/19, due 11/7/19; proceeds $250,381; fully collateralized by various U.S. Government obligations, 0.00% - 7.88% due 12/31/19 - 8/15/48 (a); valued at $255,000)	250,000	250,000
	Face Amount (000)	Value (000)
Bank of Montreal, (1.83%, dated 10/28/19, due 1/27/20; proceeds $50,231; fully collateralized by various U.S. Government agency securities, 0.72% - 4.90% due 2/15/38 - 7/20/69 (a); valued at $52,500) (Demand 11/7/19)	$50,000	$50,000
Bank of Montreal, (1.86%, dated 10/28/19, due 11/29/19; proceeds $50,083; fully collateralized by various U.S. Government agency securities, 1.83% - 6.00% due 9/15/40 - 2/20/69 (a); valued at $52,500) (Demand 11/7/19)	50,000	50,000
Bank of Montreal, (1.87%, dated 10/21/19, due 11/20/19; proceeds $175,273; fully collateralized by various U.S. Government agency securities, 1.11% - 6.06% due 1/15/41 - 6/20/69 (a); valued at $183,750) (Demand 11/7/19)	175,000	175,000
Bank of Nova Scotia, (1.73%, dated 10/31/19, due 11/1/19; proceeds $133,006; fully collateralized by various U.S. Government obligations, 2.00% - 4.63% due 5/31/24 - 2/15/40; valued at $135,660)	133,000	133,000
Barclays Bank PLC, (1.88% (c), dated 3/6/19, due 11/7/19; proceeds $202,569; fully collateralized by various U.S. Government agency securities, 0.00% - 9.00% due 1/15/21 - 11/25/50 (a); valued at $209,757) (Demand 11/7/19)	200,000	200,000
BMO Capital Markets Corp., (1.83%, dated 10/28/19, due 1/27/20; proceeds $75,347; fully collateralized by various U.S. Government agency securities, 0.00% - 4.70% due 6/25/24 - 4/15/48 (a); valued at $77,926) (Demand 11/7/19)	75,000	75,000
BMO Capital Markets Corp., (1.90%, dated 10/31/19, due 11/1/19; proceeds $25,001; fully collateralized by various U.S. Government agency securities, 0.10% - 4.23% due 8/25/24 - 9/20/69 (a); valued at $26,250)	25,000	25,000
BMO Capital Markets Corp., (2.10%, dated 9/19/19, due 12/13/19; proceeds $100,496; fully collateralized by various U.S. Government agency securities, 0.00% - 8.67% due 1/25/22 - 2/20/68 (a); valued at $104,564) (Demand 11/7/19)	100,000	100,000
BNP Paribas Securities Corp., (Interest in $1,700,000 joint repurchase agreement, 1.73% dated 10/31/19 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,700,082 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/48; valued at $1,734,000)	1,400,000	1,400,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Securities Corp., (Interest in $1,750,000 joint repurchase agreement, 1.75% dated 10/31/19 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,750,085 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 12/20/48; valued at $1,795,703)	$1,473,000	$1,473,000
BNP Paribas Securities Corp., (1.81%, dated 10/10/19, due 11/12/19; proceeds $300,498; fully collateralized by various U.S. Government agency securities, 0.00% - 4.00% due 7/15/32 and U.S. Government obligations, 0.00% - 2.88% due 11/7/19 - 11/15/42 (a); valued at $307,022) (Demand 11/7/19)	300,000	300,000
BNP Paribas Securities Corp., (1.83%, dated 10/7/19, due 11/6/19; proceeds $300,458; fully collateralized by various U.S. Government obligations, 0.00% - 2.75% due 11/7/19 - 2/15/46; valued at $306,000)	300,000	300,000
BNP Paribas Securities Corp., (1.84%, dated 10/7/19, due 11/6/19; proceeds $250,383; fully collateralized by various U.S. Government agency securities, 3.50% - 6.00% due 2/1/23 - 10/1/48 and U.S. Government obligations, 0.00% - 8.13% due 2/6/20 - 11/15/48 (a); valued at $257,022)	250,000	250,000
BNP Paribas Securities Corp., (1.92% (c), dated 11/19/18, due 12/5/19; proceeds $102,032; fully collateralized by various U.S. Government agency securities, 0.52% - 7.00% due 7/25/25 - 8/25/48 and U.S. Government obligations, 0.00% - 7.63% due 3/31/20 - 8/15/44 (a); valued at $104,353) (Demand 11/1/19)	100,000	100,000
Canadian Imperial Bank of Commerce, (1.63%, dated 10/31/19, due 12/12/19; proceeds $300,571; fully collateralized by various U.S. Government obligations, 0.13% - 4.38% due 4/15/21 - 11/15/46 (a); valued at $306,000) (Demand 11/7/19)	300,000	300,000
Citibank NA, (1.86%, dated 10/25/19, due 11/1/19; proceeds $500,181; fully collateralized by various U.S. Government agency securities, 1.38% - 7.00% due 3/15/20 - 11/1/48 and U.S. Government obligations, 0.00% - 8.00% due 11/7/19 - 8/15/48 (a); valued at $510,089)	500,000	500,000
Credit Agricole Corp., (1.73%, dated 10/31/19, due 11/1/19; proceeds $300,014; fully collateralized by a U.S. Government obligation, 0.50% due 1/15/28; valued at $306,000)	300,000	300,000
	Face Amount (000)	Value (000)
Credit Agricole Corp., (Interest in $1,100,000 joint repurchase agreement, 1.73% dated 10/31/19 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,100,053 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 5/15/28; valued at $1,122,000)	$867,000	$867,000
Credit Agricole Corp., (1.75%, dated 10/21/19, due 11/20/19; proceeds $250,365; fully collateralized by various U.S. Government agency securities, 3.00% - 6.00% due 6/1/23 - 11/1/48; valued at $257,500) (Demand 11/7/19)	250,000	250,000
Credit Agricole Corp., (Interest in $575,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $575,028 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 7/1/48; valued at $592,250)	489,000	489,000
Daiwa Capital Markets America, Inc., (1.75%, dated 10/31/19, due 11/1/19; proceeds $1,750,085; fully collateralized by various U.S. Government agency securities, 1.75% - 6.00% due 11/25/19 - 12/1/48 and U.S. Government obligations, 0.00% - 5.25% due 11/12/19 - 2/15/45 (a); valued at $1,796,493)	1,750,000	1,750,000
Fixed Income Clearing Corp., (1.73%, dated 10/31/19, due 11/1/19; proceeds $4,500,216; fully collateralized by various U.S. Government obligations, 0.13% - 2.25% due 4/30/24 - 1/15/25; valued at $4,590,005)	4,500,000	4,500,000
Goldman Sachs & Co. LLC, (1.70%, dated 10/29/19, due 11/5/19; proceeds $100,033; fully collateralized by various U.S. Government agency securities, 2.00% - 5.00% due 4/16/37 - 4/20/48 (a); valued at $104,938)	100,000	100,000
HSBC Securities USA, Inc., (1.76%, dated 10/30/19, due 11/6/19; proceeds $400,137; fully collateralized by various U.S. Government agency securities, 0.00% - 6.25% due 11/5/19 - 12/1/48 and U.S. Government obligations, 0.00% due 5/15/30 - 11/15/41 (a); valued at $410,977)	400,000	400,000
ING Financial Markets LLC, (1.85%, dated 10/18/19, due 11/18/19; proceeds $300,478; fully collateralized by various U.S. Government agency securities, 3.00% - 5.50% due 11/1/29 - 12/1/48 (a); valued at $309,000)	300,000	300,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
ING Financial Markets LLC, (1.95%, dated 10/2/19, due 1/21/20; proceeds $125,752; fully collateralized by various U.S. Government agency securities, 3.00% - 6.00% due 11/1/29 - 7/1/56 (a); valued at $128,750)	$125,000	$125,000
JP Morgan Securities LLC, (1.72%, dated 10/29/19, due 11/5/19; proceeds $500,167; fully collateralized by a U.S. Government obligation, 3.63% due 8/15/43; valued at $510,073)	500,000	500,000
JP Morgan Securities LLC, (1.73%, dated 10/31/19, due 11/1/19; proceeds $110,005; fully collateralized by a U.S. Government obligation, 2.88% due 11/15/46; valued at $112,205)	110,000	110,000
JP Morgan Securities LLC, (1.74%, dated 10/29/19, due 11/5/19; proceeds $500,169; fully collateralized by various U.S. Government agency securities, 0.00% - 7.00% due 5/1/26 - 7/1/48 and U.S. Government obligations, 0.00% - 3.38% due 11/15/19 - 11/15/48 (a); valued at $510,092)	500,000	500,000
JP Morgan Securities LLC, (1.74%, dated 10/31/19, due 11/1/19; proceeds $1,000,048; fully collateralized by various U.S. Government agency securities, 2.26% - 4.00% due 11/13/24 - 7/8/39 and U.S. Government obligations, 0.00% due 11/15/30 - 8/15/47; valued at $1,020,049)	1,000,000	1,000,000
JP Morgan Securities LLC, (1.75%, dated 10/31/19, due 11/1/19; proceeds $515,025; fully collateralized by various U.S. Government agency securities, 2.59% - 3.35% due 6/1/32 - 8/24/37 and U.S. Government obligations, 0.00% due 5/15/33 - 8/15/48 (a); valued at $525,326)	515,000	515,000
JP Morgan Securities LLC, (1.78%, dated 10/31/19, due 11/1/19; proceeds $1,000,049; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 10/25/20 - 3/16/61 (a); valued at $1,050,052)	1,000,000	1,000,000
JP Morgan Securities LLC, (1.83% (c), dated 5/1/19, due 11/7/19; proceeds $504,829; fully collateralized by various U.S. Government agency securities, 2.50% - 7.50% due 11/1/26 - 11/1/48 and U.S. Government obligations, 0.00% due 2/15/32 - 5/15/47 (a); valued at $511,903) (Demand 11/1/19)	500,000	500,000
JP Morgan Securities LLC, (1.88% (c), dated 2/26/19, due 11/7/19; proceeds $151,990; fully collateralized by various U.S. Government agency securities, 0.00% - 5.00% due 6/25/22 - 6/16/61 (a); valued at $157,759) (Demand 11/1/19)	150,000	150,000
	Face Amount (000)	Value (000)
JP Morgan Securities LLC, (1.92% (c), dated 2/26/19, due 11/7/19; proceeds $101,355; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 6/15/25 - 6/16/61 (a); valued at $105,176) (Demand 11/1/19)	$100,000	$100,000
JP Morgan Securities LLC, (1.93% (c), dated 7/25/19, due 1/30/20; proceeds $101,013; fully collateralized by various U.S. Government agency securities, 0.00% - 5.00% due 2/20/34 - 4/16/60 (a); valued at $105,181) (Demand 11/1/19)	100,000	100,000
JP Morgan Securities LLC, (1.81% (c), dated 6/13/19, due 1/30/20; proceeds $202,323; fully collateralized by various U.S. Government agency securities, 2.70% - 6.00% due 9/1/28 - 5/1/47 and U.S. Government obligations, 0.00% due 11/15/36 - 8/15/39; valued at $204,415) (Demand 11/1/19)	200,000	200,000
JP Morgan Securities LLC, (1.81% (c), dated 5/22/19, due 1/30/20; proceeds $151,908; fully collateralized by various U.S. Government agency securities, 2.47% - 6.18% due 3/12/25 - 12/1/46 and U.S. Government obligations, 0.00% due 8/15/34 - 2/15/48; valued at $153,256) (Demand 11/1/19)	150,000	150,000
Mizuho Securities USA LLC, (1.89% (c), dated 10/4/18, due 12/5/19; proceeds $102,242; fully collateralized by various U.S. Government agency securities, 0.01% - 5.35% due 2/25/20 - 11/25/51 (a); valued at $105,000) (Demand 11/1/19)	100,000	100,000
Mizuho Securities USA LLC, (1.89% (c), dated 10/23/18, due 12/5/19; proceeds $51,071; fully collateralized by various U.S. Government agency securities, 0.42% - 5.82% due 8/25/20 - 4/25/43; valued at $52,500) (Demand 11/1/19)	50,000	50,000
Mizuho Securities USA LLC, (1.89% (c), dated 1/23/19, due 12/5/19; proceeds $101,659; fully collateralized by various U.S. Government agency securities, 0.00% - 4.76% due 11/25/37 - 8/25/42; valued at $105,000) (Demand 11/1/19)	100,000	100,000
Mizuho Securities USA LLC, (1.89% (c), dated 4/23/19, due 12/5/19; proceeds $50,593; fully collateralized by various U.S. Government agency securities, 1.60% - 8.61% due 1/25/26 - 4/25/46; valued at $52,500) (Demand 11/1/19)	50,000	50,000
Mizuho Securities USA LLC, (1.89% (c), dated 5/20/19, due 12/5/19; proceeds $101,045; fully collateralized by various U.S. Government agency securities, 0.10% - 6.98% due 9/25/25 - 7/25/44; valued at $105,000) (Demand 11/1/19)	100,000	100,000
Mizuho Securities USA LLC, (1.89% (c), dated 5/22/19, due 12/5/19; proceeds $101,034; fully collateralized by various U.S. Government agency securities, 0.42% - 1.80% due 11/25/38 - 12/25/40; valued at $105,000) (Demand 11/1/19)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Natixis SA, (Interest in $2,500,000 joint repurchase agreement, 1.73% dated 10/31/19 under which Natixis SA, will repurchase the securities provided as collateral for $2,500,120 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/47; valued at $2,550,000)	$184,000	$184,000
Natixis SA, (Interest in $2,500,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Natixis SA, will repurchase the securities provided as collateral for $2,500,122 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/15/65; valued at $2,567,957)	354,000	354,000
Natixis SA, (1.79% (c), dated 4/1/19, due 11/7/19; proceeds $75,820; fully collateralized by various U.S. Government agency securities, 0.00% - 7.00% due 5/15/25 - 6/16/60 and U.S. Government obligations, 0.00% - 3.75% due 11/21/19 - 8/15/47 (a); valued at $76,807) (Demand 11/7/19)	75,000	75,000
Nomura Securities International, Inc., (1.75%, dated 10/31/19, due 11/1/19; proceeds $2,250,109; fully collateralized by various U.S. Government agency securities, 2.00% - 9.00% due 11/15/19 - 8/15/54 (a); valued at $2,317,500)	2,250,000	2,250,000
Norinchukin Bank, (1.70%, dated 10/31/19, due 2/6/20; proceeds $100,463; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/20; valued at $101,952)	100,000	100,000
Norinchukin Bank, (1.80%, dated 10/16/19, due 1/16/20; proceeds $150,690; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/20; valued at $152,983)	150,000	150,000
Norinchukin Bank, (1.80%, dated 10/17/19, due 1/21/20; proceeds $376,800; fully collateralized by various U.S. Government obligations, 0.13% - 8.50% due 2/15/20 - 11/15/20; valued at $382,494)	375,000	375,000
Norinchukin Bank, (1.80%, dated 10/22/19, due 1/24/20; proceeds $200,940; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/20; valued at $203,904)	200,000	200,000
Norinchukin Bank, (2.07%, dated 9/13/19, due 12/9/19; proceeds $301,501; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/20; valued at $306,347)	300,000	300,000
	Face Amount (000)	Value (000)
Norinchukin Bank, (2.07%, dated 9/19/19, due 12/19/19; proceeds $502,616; fully collateralized by various U.S. Government obligations, 0.13% - 2.25% due 4/15/20 (a); valued at $509,844)	$500,000	$500,000
Norinchukin Bank, (2.07%, dated 9/20/19, due 12/20/19; proceeds $50,262; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/20; valued at $50,976)	50,000	50,000
Northwestern Mutual Life Insurance Company, (1.75%, dated 10/31/19, due 11/1/19; proceeds $871,777; fully collateralized by various U.S. Government obligations, 2.25% - 6.38% due 3/31/26 - 8/15/27; valued at $889,170)	871,735	871,735
Prudential Insurance Company of America, (1.75%, dated 10/31/19, due 11/1/19; proceeds $87,242; fully collateralized by various U.S. Government obligations, 0.01% - 2.88% due 10/31/20 - 11/15/46; valued at $88,982)	87,238	87,238
Prudential Legacy Insurance Company of New Jersey, (1.75%, dated 10/31/19, due 11/1/19; proceeds $832,596; fully collateralized by various U.S. Government obligations, 0.01% due 2/17/15 - 8/15/45; valued at $849,207)	832,556	832,556
RBC Dominion Securities, (1.75%, dated 10/31/19, due 11/1/19; proceeds $300,015; fully collateralized by various U.S. Government agency securities, 3.00% - 5.00% due 8/15/39 - 10/20/48 and U.S. Government obligations, 0.00% - 2.88% due 2/28/23 - 8/15/46 (a); valued at $309,000)	300,000	300,000
Royal Bank of Canada, (1.84%, dated 10/21/19, due 11/4/19; proceeds $500,358; fully collateralized by various U.S. Government agency securities, 2.34% - 5.00% due 7/1/27 - 6/15/57 (a); valued at $515,000)	500,000	500,000
Royal Bank of Canada, (1.88%, dated 10/1/19, due 11/8/19; proceeds $250,496; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 5/1/37 - 11/1/48 (a); valued at $257,500) (Demand 11/7/19)	250,000	250,000
Royal Bank of Canada, (1.92%, dated 9/19/19, due 12/12/19; proceeds $386,725; fully collateralized by various U.S. Government agency securities, 3.00% - 5.50% due 9/1/29 - 2/1/57 (a); valued at $396,550) (Demand 11/7/19)	385,000	385,000
Royal Bank of Canada, (1.92%, dated 10/21/19, due 11/20/19; proceeds $50,080; fully collateralized by various U.S. Government agency securities, 2.12% - 5.50% due 1/25/29 - 8/15/56 (a); valued at $52,238) (Demand 11/7/19)	50,000	50,000
Sumitomo Mitsui Banking Corp., (1.73%, dated 10/31/19, due 11/1/19; proceeds $250,012; fully collateralized by various U.S. Government obligations, 2.50% - 3.75% due 1/31/24 - 8/15/45; valued at $256,530)	250,000	250,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (Interest in $1,150,000 joint repurchase agreement, 1.73% dated 10/31/19 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,150,055 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/29; valued at $1,173,000)	$600,000	$600,000
Wells Fargo Securities LLC, (Interest in $1,165,000 joint repurchase agreement, 1.75% dated 10/31/19 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,165,057 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 9/1/44; valued at $1,199,950)	1,084,700	1,084,700
Total Repurchase Agreements (Cost $33,020,229)		33,020,229
U.S. Agency Securities (34.0%)
Federal Farm Credit Bank, 3 Month Treasury Money Market Yield + 0.05%, 1.68%, 10/21/20 (c)	280,000	279,987
3 Month Treasury Money Market Yield + 0.06%, 1.68%, 7/22/20 (c)	85,000	85,000
3 Month Treasury Money Market Yield + 0.06%, 1.69%, 10/15/20 (c)	75,000	74,998
3 Month Treasury Money Market Yield + 0.07%, 1.69%, 5/1/20 - 7/24/20 (c)	280,000	279,994
1 Month USD LIBOR - 0.09%, 1.71%, 1/27/20 (c)	100,000	100,000
1 Month USD LIBOR - 0.07%, 1.74%, 4/27/20 (c)	134,000	133,998
1 Month USD LIBOR - 0.06%, 1.74%, 12/26/19 (c)	250,000	249,999
3 Month USD LIBOR - 0.18%, 1.75%, 4/29/20 (c)	50,000	50,000
1 Month USD LIBOR - 0.05%, 1.75%, 8/27/20 (c)	265,000	264,942
1 Month USD LIBOR - 0.05%, 1.76%, 5/29/20 (c)	145,000	144,968
1 Month USD LIBOR - 0.06%, 1.79%, 7/20/20 (c)	128,000	127,998
1 Month USD LIBOR - 0.05%, 1.80%, 1/22/20 (c)	285,000	284,999
1 Month USD LIBOR + 0.01%, 1.81%, 8/28/20 - 12/29/20 (c)	525,000	524,990
1 Month USD LIBOR - 0.07%, 1.81%, 12/18/19 (c)	200,000	200,000
1 Month USD LIBOR - 0.08%, 1.82%, 12/16/19 (c)	95,000	95,000
1 Month USD LIBOR - 0.01%, 1.84%, 7/20/20 (c)	175,000	174,990
1 Month USD LIBOR - 0.08%, 1.84%, 11/12/19 (c)	270,000	270,000
	Face Amount (000)	Value (000)
1 Month USD LIBOR + 0.03%, 1.85%, 8/25/20 (c)	$80,000	$79,997
SOFR + 0.03%, 1.85%, 2/6/20 (c)	40,000	40,000
1 Month USD LIBOR + 0.01%, 1.86%, 8/19/20 - 11/20/20 (c)	102,500	102,446
1 Month USD LIBOR + 0.03%, 1.88%, 1/22/21 (c)	270,000	269,971
SOFR + 0.07%, 1.89%, 8/20/21 (c)	40,000	40,000
1 Month USD LIBOR + 0.09%, 1.89%, 8/30/21 (c)	23,000	23,000
3 Month Treasury Money Market Yield + 0.26%, 1.89%, 5/17/21 - 6/17/21 (c)	273,000	272,968
SOFR + 0.08%, 1.90%, 6/10/21 - 7/9/21 (c)	125,000	125,000
1 Month USD LIBOR + 0.04%, 1.91%, 9/18/20 (c)	35,000	34,988
3 Month USD LIBOR - 0.20%, 1.92%, 6/15/20 (c)	100,000	100,000
SOFR + 0.10%, 1.92%, 5/7/21 (c)	49,000	49,000
1 Month USD LIBOR + 0.10%, 1.92%, 7/28/21 (c)	300,000	300,000
SOFR + 0.11%, 1.93%, 1/15/21 (c)	60,000	60,000
1 Month USD LIBOR + 0.09%, 1.94%, 4/21/21 (c)	100,000	99,999
1 Month USD LIBOR + 0.04%, 1.96%, 2/11/21 (c)	345,000	345,000
1 Month USD LIBOR + 0.16%, 1.98%, 1/25/21 (c)	49,000	49,066
1 Month USD LIBOR + 0.05%, 1.99%, 9/10/20 (c)	344,000	344,000
1 Month USD LIBOR + 0.02%, 1.99%, 10/7/20 (c)	145,000	144,973
1 Month USD LIBOR - 0.04%, 1.99%, 5/1/20 (c)	200,000	200,000
3 Month USD LIBOR - 0.15%, 2.00%, 9/18/20 (c)	218,000	218,000
1 Month USD LIBOR + 0.01%, 2.03%, 7/2/20 (c)	85,000	85,000
1 Month USD LIBOR + 0.11%, 2.05%, 7/9/21 (c)	237,000	237,000
2.05%, 1/31/20 - 2/7/20 (d)	39,000	38,795
1 Month USD LIBOR + 0.08%, 2.07%, 2/10/21 (c)	140,000	139,991
2.10%, 1/23/20 - 1/29/20 (d)	39,000	38,805
FCPR Daily - 2.92%, 2.59%, 10/7/20 - 12/17/20(c)	200,000	199,987
Federal Home Loan Bank, 1.46%, 12/30/19	49,390	49,351
1.62%, 4/29/20 (d)	134,000	132,921
1.64%, 1/29/20 (d)	100,000	99,597
1.67%, 12/9/19 (d)	500,000	499,119
1.70%, 12/3/19 - 12/10/19 (d)	335,000	334,416
1.71%, 12/5/19 (d)	346,000	345,441
1.77%, 12/4/19 (d)	343,218	342,663
1 Month USD LIBOR - 0.07%, 1.78%, 2/20/20 (c)	30,000	30,000
1 Month USD LIBOR - 0.06%, 1.79%, 2/20/20 (c)	250,000	250,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (cont'd)
1 Month USD LIBOR - 0.01%, 1.79%, 8/28/20 (c)	$230,000	$230,000
1 Month USD LIBOR - 0.02%, 1.80%, 12/24/19 (c)	250,000	250,000
1 Month USD LIBOR - 0.01%, 1.81%, 3/25/20 (c)	715,000	715,000
1 Month USD LIBOR - 0.01%, 1.82%, 6/25/20 (c)	150,000	150,000
SOFR + 0.01%, 1.83%, 1/24/20 (c)	87,000	87,000
1.83%, 12/20/19 (d)	494,325	493,099
SOFR + 0.02%, 1.84%, 11/27/19 - 5/22/20 (c)	395,000	395,000
SOFR + 0.03%, 1.85%, 3/6/20 - 11/6/20 (c)	1,070,000	1,070,000
1.85%, 11/29/19 - 1/30/20 (d)	320,300	319,096
1 Month USD LIBOR + 0.05%, 1.85%, 3/27/20 (c)	580,000	580,000
SOFR + 0.04%, 1.86%, 6/19/20 - 2/9/21 (c)	461,000	461,000
SOFR + 0.05%, 1.87%, 1/17/20 - 1/28/21 (c)	389,000	389,000
SOFR + 0.07%, 1.89%, 11/15/19 - 2/26/21 (c)	836,000	836,000
1.89%, 3/20/20 (d)	620,000	615,481
SOFR + 0.08%, 1.90%, 7/24/20 - 7/23/21 (c)	564,000	564,000
3 Month USD LIBOR - 0.10%, 1.91%, 10/9/20 (c)	280,000	280,000
SOFR + 0.11%, 1.93%, 6/10/20 - 10/1/20 (c)	218,000	218,000
SOFR + 0.12%, 1.94%, 10/7/20 (c)	81,000	81,000
1.94%, 6/16/20	250,000	250,000
SOFR + 0.13%, 1.95%, 10/16/20 (c)	565,000	565,000
1.95%, 6/17/20	68,000	68,000
1.96%, 11/15/19 (d)	200,000	199,848
SOFR + 0.17%, 1.99%, 4/9/21 (c)	170,000	170,000
2.01%, 12/2/19 - 1/17/20 (d)	542,000	540,685
2.04%, 1/9/20 (d)	220,000	219,146
2.05%, 1/2/20 - 1/6/20 (d)	472,120	470,371
1 Month USD LIBOR + 0.06%, 2.06%, 6/15/20 (c)	500,000	500,000
3 Month USD LIBOR - 0.15%, 2.06%, 11/7/19 (c)	75,000	75,001
1 Month USD LIBOR + 0.05%, 2.07%, 5/8/20 (c)	185,000	185,000
2.08%, 12/24/19	245,000	244,999
2.08%, 1/8/20 (d)	187,000	186,274
1 Month USD LIBOR + 0.05%, 2.08%, 5/5/20 (c)	285,000	285,000
2.10%, 11/4/19 (d)	160,000	159,972
2.12%, 12/13/19 (d)	64,800	64,641
2.15%, 12/11/19 (d)	561,500	560,170
2.25%, 11/22/19 (d)	24,800	24,768
2.28%, 11/27/19 (d)	34,000	33,945
2.42%, 11/6/19 (d)	25,816	25,807
Federal National Mortgage Association, SOFR + 0.10%, 1.92%, 11/1/19 (c)	80,000	80,000
Total U.S. Agency Securities (Cost $21,705,660)		21,705,660
	Face Amount (000)	Value (000)
U.S. Treasury Securities (14.4%)
U.S. Treasury Bills,
1.88%, 3/12/20 (e)	$400,000	$397,306
1.89%, 2/20/20 (e)	130,000	129,262
1.90%, 3/19/20 (e)	175,000	173,752
1.91%, 3/26/20 (e)	386,820	383,904
1.94%, 2/13/20 (e)	125,000	124,318
2.01%, 11/14/19 (e)	100,000	99,929
2.06%, 1/23/20 (e)	492,000	489,720
2.13%, 1/9/20 (e)	699,400	696,617
2.21%, 12/12/19 (e)	500,000	498,773
2.08%, 1/30/20 (e)	590,000	586,998
U.S. Treasury Notes, 3 Month Treasury Money Market Yield + 0.05%, 1.68%, 10/31/20 (c)	1,176,000	1,175,773
3 Month Treasury Money Market Yield + 0.12%, 1.75%, 1/31/21 (c)	1,224,000	1,223,766
3 Month Treasury Money Market Yield + 0.22%, 1.86%, 7/31/21 (c)	340,000	339,896
3 Month Treasury Money Market Yield + 0.30%, 1.94%, 10/31/21 (c)	100,000	100,000
1.13%, 12/31/19 - 3/31/20	689,200	687,136
1.38%, 1/31/20	1,405,000	1,402,773
2.00%, 1/31/20	110,000	110,017
2.25%, 2/29/20	75,000	75,082
3.38%, 11/15/19	500,000	500,219
Total U.S. Treasury Securities (Cost $9,195,241)		9,195,241
Total Investments (100.2%) (Cost $63,921,130) (f)(g)		63,921,130
Liabilities in Excess of Other Assets (–0.2%)		(155,484)
Net Assets (100.0%)		$63,765,646

(a)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2019.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(e)  Rate shown is the yield to maturity at October 31, 2019.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

FCPR  Federal Reserve Bank Prime Loan Rate U.S.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	51.7%
U.S. Agency Securities	33.9
U.S. Treasury Securities	14.4
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2019, the Fund's Institutional Share Class had a total return of 2.14%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provide an annualized current yield of 1.67% (subsidized) and 1.65% (non-subsidized), while its 30-day moving average annualized yield was 1.72% (subsidized) and 1.70% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.(i)

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.(ii) The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.(iii) In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.(iv) As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal Consumption Expenditures (PCE) and core PCE

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

•  Third quarter GDP expanded more than expected at a 1.9% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy. After an upward revision to 180,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 188,000, a promising sign that workers continue to find employment opportunities. The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers are comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it will begin buying $60 billion of Treasury bills per month to improve

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $2.9 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 32 days and 116 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. government agency and Treasury debt, both fixed and floating-rate, and remained focused on portfolio liquidity while seeking to maintain a competitive return for investors.

(i)  Source: Bloomberg L.P.

(ii)  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

(iii)  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

(iv)  Source for Treasury yields data shown in this report: Bloomberg L.P.

2019 Annual Report

October 31, 2019

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (67.7%)
Federal Farm Credit Bank, 3 Month Treasury Money Market Yield + 0.05%, 1.68%, 10/21/20 (a)	$15,000	$14,999
3 Month Treasury Money Market Yield + 0.06%, 1.68%, 1/27/20 (a)	15,000	14,997
3 Month Treasury Money Market Yield + 0.07%, 1.69%, 5/1/20 (a)	9,000	9,000
1 Month USD LIBOR - 0.06%, 1.74%, 12/26/19 (a)	150,000	150,000
1 Month USD LIBOR - 0.05%, 1.76%, 5/29/20 (a)	5,000	5,000
1 Month USD LIBOR - 0.07%, 1.81%, 12/18/19 (a)	50,000	50,000
1 Month USD LIBOR + 0.01%, 1.81%, 8/28/20 (a)	20,000	20,000
1 Month USD LIBOR - 0.08%, 1.82%, 12/16/19 (a)	30,000	30,000
1 Month USD LIBOR - 0.01%, 1.84%, 7/20/20 (a)	12,000	11,999
1 Month USD LIBOR + 0.03%, 1.85%, 8/25/20 (a)	10,000	10,000
SOFR + 0.08%, 1.90%, 6/10/21 - 7/9/21 (a)	12,000	12,000
3 Month USD LIBOR - 0.20%, 1.92%, 6/15/20 (a)	5,000	5,000
1 Month USD LIBOR + 0.04%, 1.93%, 3/16/20 (a)	5,000	5,001
1 Month USD LIBOR + 0.09%, 1.94%, 4/21/21 (a)	20,000	20,000
1 Month USD LIBOR + 0.04%, 1.96%, 2/11/21 (a)	20,000	20,000
1.98%, 3/24/20 (b)	14,000	13,891
1 Month USD LIBOR + 0.11%, 2.05%, 7/9/21 (a)	10,000	10,000
1 Month USD LIBOR + 0.08%, 2.07%, 2/10/21 (a)	10,000	9,999
Federal Home Loan Bank,
1.38%, 11/15/19	50,000	49,987
1.50%, 11/1/19 (b)	90,000	90,000
1.67%, 11/20/19 (b)	106,675	106,581
1.69%, 12/2/19 (b)	55,000	54,920
1.70%, 12/10/19 (b)	14,000	13,974
1.73%, 11/13/19 - 12/6/19 (b)	321,900	321,582
1 Month USD LIBOR - 0.07%, 1.78%, 2/20/20 (a)	17,000	17,000
1 Month USD LIBOR - 0.02%, 1.78%, 12/27/19 (a)	11,200	11,201
1 Month USD LIBOR - 0.01%, 1.79%, 8/28/20 (a)	15,000	15,000
1 Month USD LIBOR - 0.02%, 1.80%, 12/24/19 (a)	35,000	35,000
1 Month USD LIBOR - 0.01%, 1.81%, 3/25/20 (a)	30,000	30,000
1.82%, 12/11/19 (a)	52,000	51,998
SOFR + 0.01%, 1.83%, 1/17/20 - 1/24/20 (a)	90,000	90,000
SOFR + 0.02%, 1.84%, 11/27/19 - 5/22/20 (a)	46,000	46,000
SOFR + 0.03%, 1.85%, 12/6/19 - 8/21/20 (a)	67,000	67,000
	Face Amount (000)	Value (000)
1.85%, 1/30/20 (b)	$15,000	$14,931
1 Month USD LIBOR + 0.05%, 1.85%, 3/27/20 (a)	15,000	15,000
SOFR + 0.04%, 1.86%, 2/9/21 (a)	10,000	10,000
SOFR + 0.05%, 1.87%, 1/17/20 - 1/28/21 (a)	35,000	34,997
SOFR + 0.07%, 1.89%, 2/26/21 (a)	5,000	5,000
SOFR + 0.08%, 1.90%, 6/11/21 (a)	15,000	15,000
3 Month USD LIBOR - 0.10%, 1.91%, 10/9/20 (a)	15,000	15,000
1.91%, 3/20/20 (b)	20,000	19,853
SOFR + 0.11%, 1.93%, 10/1/20 (a)	13,000	13,000
SOFR + 0.12%, 1.94%, 10/7/20 (a)	15,000	15,000
1.94%, 12/26/19 (b)	44,000	43,870
SOFR + 0.13%, 1.95%, 10/16/20 (a)	65,000	65,000
1.95%, 6/17/20	25,000	25,000
1 Month USD LIBOR - 0.03%, 1.96%, 11/7/19 (a)	120,000	120,004
2.01%, 12/20/19 (b)	25,000	24,932
2.04%, 1/9/20 (b)	20,000	19,922
2.05%, 1/6/20 (b)	50,000	49,814
1 Month USD LIBOR + 0.05%, 2.07%, 5/8/20 (a)	15,000	15,000
1 Month USD LIBOR + 0.05%, 2.08%, 5/5/20 (a)	15,000	15,000
2.10%, 11/4/19 (b)	10,000	9,998
Tennessee Valley Authority, 2.25%, 3/15/20	20,000	20,038
Total U.S. Agency Securities (Cost $1,978,488)		1,978,488
U.S. Treasury Securities (32.2%)
U.S. Treasury Bills, 1.78%, 11/5/19 - 11/12/19 (c)	75,000	74,969
1.85%, 1/2/20 (c)	100,000	99,687
1.90%, 3/12/20 - 3/19/20 (c)	55,000	54,619
1.91%, 3/26/20 (c)	25,000	24,812
1.95%, 12/26/19 (c)	15,233	15,188
1.98%, 11/19/19 (c)	50,000	49,952
1.99%, 11/29/19 - 12/19/19 (c)	65,000	64,868
2.01%, 11/14/19 (c)	15,000	14,989
2.06%, 1/23/20 (c)	25,000	24,884
2.13%, 1/9/20 (c)	50,000	49,801
2.08%, 1/30/20 (c)	15,000	14,924
U.S. Treasury Notes, 3 Month Treasury Money Market Yield + 0.04%, 1.68%, 7/31/20 (a)	20,000	19,979
3 Month Treasury Money Market Yield + 0.05%, 1.68%, 10/31/20 (a)	63,000	62,935
3 Month Treasury Money Market Yield + 0.12%, 1.75%, 1/31/21 (a)	75,000	74,959
3 Month Treasury Money Market Yield + 0.22%, 1.86%, 7/31/21 (a)	15,000	14,996
1.64%, 1/31/20 (a)	45,000	44,983
1.13%, 12/31/19 - 3/31/20	40,000	39,919
1.38%, 1/31/20	40,000	39,935
1.63%, 12/31/19	40,000	39,989
1.88%, 12/31/19	50,000	49,990

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (cont'd)
2.00%, 1/31/20	$8,000	$8,001
3.38%, 11/15/19	55,000	55,028
Total U.S. Treasury Securities (Cost $939,407)		939,407
Total Investments (99.9%) (Cost $2,917,895) (d)		2,917,895
Other Assets in Excess of Liabilities (0.1%)		3,647
Net Assets (100.0%)		$2,921,542

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  Rate shown is the yield to maturity at October 31, 2019.

(d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	67.8%
U.S. Treasury Securities	32.2
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2019, the Fund's Institutional Share Class had a total return of 2.17%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provide an annualized current yield of 1.68% (subsidized) and 1.66% (non-subsidized), while its 30-day moving average annualized yield was 1.72% and 1.70% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.(i)

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020. The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.(ii) The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.(iii) In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.(iv) As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

•  Third quarter GDP expanded more than expected at a 1.9% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy. After an upward revision to 180,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 188,000, a promising sign that workers continue to find employment opportunities. The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers are comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it will begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

its balance sheet to $1.7 trillion by year-end. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $16.9 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 29 days and 102 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed and floating-rate U.S. Treasuries for the portfolio and continued to hold a significant portion of the portfolio in short-term repurchase agreements, collateralized by U.S. Treasury obligations. We remained focused on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source: Bloomberg L.P.

(ii)  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

(iii)  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

(iv)  Source for Treasury yields data shown in this report: Bloomberg L.P.

2019 Annual Report

October 31, 2019

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (57.4%)
Bank of America Securities, Inc., (1.73%, dated 10/31/19, due 11/1/19; proceeds $200,010; fully collateralized by various U.S. Government obligations, 1.75% - 3.63% due 4/30/22 - 2/15/44; valued at $204,000)	$200,000	$200,000
Bank of America Securities, Inc., (1.84%, dated 10/18/19, due 11/18/19; proceeds $250,396; fully collateralized by various U.S. Government obligations, 0.75% - 2.38% due 4/15/21 - 2/15/42; valued at $255,000) (Demand 11/7/19)	250,000	250,000
Bank of Montreal, (1.60%, dated 11/1/19, due 1/28/20; proceeds $100,391; (a) (Demand 11/7/19)	100,000	100,000
BNP Paribas Securities Corp., (1.90%, dated 10/3/19, due 11/4/19; proceeds $75,127; fully collateralized by various U.S. Government obligations, 0.00% - 3.00% due 11/15/19 - 11/15/48 (b); valued at $76,500)	75,000	75,000
BNP Paribas Securities Corp., (Interest in $1,700,000 joint repurchase agreement, 1.73% dated 10/31/19 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,700,082 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/48; valued at $1,734,000)	300,000	300,000
BNP Paribas Securities Corp., (1.83%, dated 10/7/19, due 11/6/19; proceeds $200,305; fully collateralized by various U.S. Government obligations, 0.00% - 7.63% due 11/7/19 - 8/15/45; valued at $204,000)	200,000	200,000
Canadian Imperial Bank of Commerce, (1.63%, dated 10/31/19, due 12/12/19; proceeds $200,380; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 12/15/20 - 11/15/46 (b); valued at $204,000) (Demand 11/7/19)	200,000	200,000
Canadian Imperial Bank of Commerce, (1.76%, dated 10/21/19, due 11/21/19; proceeds $250,379; fully collateralized by various U.S. Government obligations, 0.00% - 3.63% due 12/15/20 - 11/15/46 (b); valued at $255,000) (Demand 11/7/19)	250,000	250,000
	Face Amount (000)	Value (000)
Credit Agricole Corporate and Investment Bank, (Interest in $1,100,000 joint repurchase agreement, 1.73% dated 10/31/19 under which Credit Agricole Corporate and Investment Bank, will repurchase the securities provided as collateral for $1,100,053 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 5/15/28; valued at $1,122,000)	$233,000	$233,000
Fixed Income Clearing Corp., (1.73%, dated 10/31/19, due 11/1/19; proceeds $1,600,077; fully collateralized by various U.S. Government obligations, 2.13% - 2.38% due 2/29/24 - 4/30/24; valued at $1,632,005)	1,600,000	1,600,000
HSBC Securities USA, Inc., (1.75%, dated 10/30/19, due 11/6/19; proceeds $300,102; fully collateralized by a U.S. Government obligation, 2.50% due 12/31/20; valued at $306,104)	300,000	300,000
JP Morgan Securities LLC, (1.72%, dated 10/29/19, due 11/5/19; proceeds $500,167; fully collateralized by various U.S. Government obligations, 0.50% - 3.38% due 1/15/28 - 11/15/48; valued at $510,073)	500,000	500,000
JP Morgan Securities LLC, (1.84% (c), dated 7/26/19, due 1/30/20; proceeds $201,922; fully collateralized by a U.S. Government obligation, 2.75% due 8/15/42; valued at $204,337) (Demand 11/1/19)	200,000	200,000
Metropolitan Life Insurance Company, (1.75%, dated 10/31/19, due 11/1/19; proceeds $200,011; fully collateralized by a U.S. Government obligation, 0.01% due 2/15/46; valued at $209,000)	200,001	200,001
Natixis SA, (Interest in $2,500,000 joint repurchase agreement, 1.73% dated 10/31/19 under which Natixis SA, will repurchase the securities provided as collateral for $2,500,120 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/47; valued at $2,550,000)	2,293,000	2,293,000
Natixis SA, (1.85%, dated 10/18/19, due 11/1/19; proceeds $250,180; fully collateralized by various U.S. Government obligations, 0.00% - 3.75% due 11/21/19 - 2/15/48; valued at $255,000)	250,000	250,000
Norinchukin Bank, (1.70%, dated 10/31/19, due 2/6/20; proceeds $75,347; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $76,616)	75,000	75,000

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Norinchukin Bank, (1.80%, dated 10/17/19, due 1/21/20; proceeds $75,360; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $76,616)	$75,000	$75,000
Norinchukin Bank, (2.07%, dated 9/20/19, due 12/20/19; proceeds $452,355; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $458,768)	450,000	450,000
Prudential Insurance Company of America, (1.75%, dated 10/31/19, due 11/1/19; proceeds $293,768; fully collateralized by various U.S. Government obligations, 0.01% - 2.88% due 5/15/20 - 11/15/46; valued at $299,629)	293,754	293,754
RBC Dominion Securities, (1.73%, dated 10/31/19, due 11/1/19; proceeds $700,034; fully collateralized by various U.S. Government obligations, 0.00% - 6.00% due 11/7/19 - 5/15/47 (b); valued at $713,999)	700,000	700,000
Royal Bank of Canada, (1.83%, dated 10/21/19, due 11/4/19; proceeds $150,107; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 7/31/22 - 4/15/28; valued at $153,000)	150,000	150,000
Sumitomo Mitsui Banking Corp., (1.73%, dated 10/31/19, due 11/1/19; proceeds $250,012; fully collateralized by various U.S. Government obligations, 1.75% - 1.88% due 11/30/21 - 2/28/22; valued at $255,595)	250,000	250,000
Wells Fargo Securities LLC, (Interest in $1,150,000 joint repurchase agreement, 1.73% dated 10/31/19 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,150,055 on 11/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/29; valued at $1,173,000)	550,000	550,000
Total Repurchase Agreements (Cost $9,694,755)		9,694,755
U.S. Treasury Securities (43.2%)
U.S. Treasury Bills,
1.65%, 4/30/20 (d)	105,500	104,646
1.86%, 1/30/20 (d)	325,000	323,521
1.88%, 3/12/20 (d)	372,000	369,502
1.89%, 2/20/20 - 2/27/20 (d)	175,000	173,981
1.91%, 1/23/20 - 3/26/20 (d)	450,000	447,740
1.95%, 2/13/20 (d)	75,000	74,589
2.01%, 11/14/19 (d)	100,000	99,929
2.13%, 1/9/20 (d)	700,000	697,220
2.16%, 12/12/19 (d)	125,000	124,701
2.17%, 12/19/19 (d)	75,000	74,788
2.37%, 11/29/19 (d)	100,000	99,821
	Face Amount (000)	Value (000)
U.S. Treasury Notes,
1.13%, 12/31/19 - 3/31/20	$445,000	$443,896
1.38%, 1/31/20 - 2/29/20	892,000	890,592
3 Month Treasury Money Market Yield + 0.04%, 1.68%, 7/31/20 (c)	524,000	523,817
3 Month Treasury Money Market Yield + 0.05%, 1.68%, 10/31/20 (c)	1,055,000	1,054,416
3 Month Treasury Money Market Yield + 0.12%, 1.75%, 1/31/21 (c)	531,000	530,625
3 Month Treasury Money Market Yield + 0.14%, 1.78%, 4/30/21 (c)	35,000	34,968
3 Month Treasury Money Market Yield + 0.22%, 1.86%, 7/31/21 (c)	481,000	480,943
1.88%, 12/31/19	170,000	169,945
3 Month Treasury Money Market Yield + 0.30%, 1.94%, 10/31/21 (c)	175,000	175,000
2.00%, 1/31/20	250,000	250,045
2.25%, 2/29/20	65,000	65,071
2.38%, 4/30/20	80,000	80,291
Total U.S. Treasury Securities (Cost $7,290,047)		7,290,047
Total Investments (100.6%) (Cost $16,984,802) (e)(f)		16,984,802
Liabilities in Excess of Other Assets (–0.6%)		(102,314)
Net Assets (100.0%)		$16,882,488

(a)  All or a portion of the security is subject to delayed delivery.

(b)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2019.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Rate shown is the yield to maturity at October 31, 2019.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	57.1%
U.S. Treasury Securities	42.9
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2019, the Fund's Institutional Share Class had a total return of 2.12%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provided an annualized current yield of 1.68% (subsidized) and 1.67% (non-subsidized), while its 30-day moving average annualized yield was 1.73% (subsidized) and 1.72% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.(i)

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020. The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.(ii) The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.(iii) In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.(iv) As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

•  Third quarter GDP expanded more than expected at a 1.9% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy. After an upward revision to 180,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 188,000, a promising sign that workers continue to find employment opportunities. The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers are comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it will begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

its balance sheet to $1.7 trillion by year-end. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $24.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 44 days and 113 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed and floating-rate U.S. Treasuries for the portfolio and remained focused on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source: Bloomberg L.P.

(ii)  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

(iii)  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

(iv)  Source for Treasury yields data shown in this report: Bloomberg L.P.

2019 Annual Report

October 31, 2019

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (104.9%)
U.S. Treasury Bills,
1.59%, 12/31/19 (a)(b)	$1,200,000	$1,197,088
1.63%, 1/30/20 (a)	1,000,000	995,991
1.65%, 4/30/20 (a)	75,000	74,393
1.69%, 12/17/19 (a)	150,000	149,682
1.70%, 12/24/19 (a)	1,350,000	1,346,684
1.74%, 12/3/19 (a)	715,000	713,913
1.76%, 11/12/19 (a)	620,000	619,674
1.83%, 11/26/19 - 1/23/20 (a)	1,819,640	1,814,783
1.85%, 11/7/19 (a)	275,000	274,917
1.86%, 1/2/20 (a)	550,000	548,268
1.88%, 3/12/20 (a)	425,000	422,149
1.89%, 11/19/19 - 2/27/20 (a)	1,895,000	1,891,877
1.90%, 11/5/19 (a)	1,765,000	1,764,633
1.91%, 3/26/20 (a)	215,000	213,378
1.94%, 2/6/20 - 2/13/20 (a)	489,158	486,522
1.95%, 11/14/19 (a)	381,320	381,057
1.98%, 12/5/19 (a)	540,315	539,321
2.03%, 1/9/20 (a)	859,400	856,137
2.07%, 12/12/19 (a)	408,460	407,522
2.10%, 12/19/19 (a)	275,000	274,247
2.26%, 11/29/19 (a)	1,150,000	1,148,025
U.S. Treasury Notes,
1.13%, 12/31/19 - 4/30/20	883,000	881,488
1.25%, 2/29/20	150,000	149,675
1.38%, 1/31/20 - 2/29/20	500,000	499,263
1.63%, 12/31/19	1,241,000	1,240,769
1.64%, 1/31/20 (c)	865,000	864,803
3 Month Treasury Money Market Yield + 0.03%, 1.67%, 4/30/20 (c)	985,000	984,571
3 Month Treasury Money Market Yield + 0.04%, 1.68%, 7/31/20 (c)	1,328,000	1,327,321
3 Month Treasury Money Market Yield + 0.05%, 1.68%, 10/31/20 (c)	730,000	729,309
3 Month Treasury Money Market Yield + 0.12%, 1.75%, 1/31/21 (c)	1,324,000	1,322,921
3 Month Treasury Money Market Yield + 0.14%, 1.78%, 4/30/21 (c)	40,000	39,973
3 Month Treasury Money Market Yield + 0.22%, 1.86%, 7/31/21 (c)	65,000	64,940
1.88%, 12/31/19	134,000	134,031
3 Month Treasury Money Market Yield + 0.30%, 1.94%, 10/31/21 (c)	150,000	150,000
2.38%, 4/30/20	284,245	285,022
3.38%, 11/15/19	645,000	645,333
Total Investments (104.9%) (Cost $25,439,680) (d)(e)		25,439,680
Liabilities in Excess of Other Assets (–4.9%)		(1,186,265)
Net Assets (100.0%)		$24,253,415

(a)  Rate shown is the yield to maturity at October 31, 2019.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Fund will be managed so that income generated by the Fund will not be subject to the alternative minimum tax. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2019, the Fund's Institutional Share Class had a total return of 1.43%. For the seven-day period ended October 31, 2019, the Fund's Institutional Share Class provided an annualized current yield of 1.06% (subsidized) and 0.95% (non-subsidized), while its 30-day moving average annualized yield was 1.19% (subsidized) and 1.09% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Interest rates at the long end of the municipal money market maturity range have shifted lower over the past year as trade tensions and signs of a slowing global economy have led market participants to price in a shift to easing of Federal Reserve (the "Fed") monetary policy. As expected by the market, the Fed lowered rates by 25 basis points at its October 30, 2019 meeting, the third time in 2019, and signaled it may pause at least for one meeting.

•  In the wake of federal tax reform, municipals have become more attractive investments, particularly for high earners in high tax states. This has led to strong asset inflows into municipal bond funds and separately managed accounts and kept the appetite hearty for shorter-duration issues. The Bond Buyer One-Year Note Index stood at 1.22% at the end of October 2019, down from 1.90% at the end of 2018.(i)

•  The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, which measures yields for weekly variable rate demand obligations (VRDOs), was at 1.12% at the end of October 2019 down from 1.71% at the end of 2018.(ii)

•  However, the SIFMA Index has experienced significant bouts of volatility year-to-date in 2019. Notably, a significant surge occurred during the March-April 2019 tax-payment time period as tax bills came due and investors realized the impact of the federal government's cap on state and local tax deductions. Municipal money market funds lost assets during the months of March and April as investors made tax liability payments. With dealer inventories on the rise, volatility returned to the market as dealers sought to recruit additional crossover buyers in the form of separately managed accounts and short-bond fund investors. This led to a spike in the SIFMA Index from 1.50% at the end of March to 2.30% on April 24.

•  The nation's broad economic expansion had a beneficial impact on state tax revenue collections in 2019. In its spring 2019 Fiscal Survey of the States, the National Association of State Budget Officers noted that most states have made upward revisions to their revenue estimates compared to budget projections. The survey predated April 2019 tax collections, which produced further positive variances for state tax collections.

•  In a recently published report, Moody's Investors Service noted strong revenue collections have allowed states to limit the amount of debt issued to fund capital investments, opting to utilize pay-as-you-go financing for capital investments rather than issuing

2019 Annual Report

October 31, 2019

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

bonds. Moody's cited steady revenue growth since the last recession as the principal reason for this shift in funding priorities. It also pointed to the growing trend of taxpayer aversion to increased debt or taxes as contributing factors as well.

Management Strategies

•  As of October 31, 2019, the Fund had net assets of approximately $620 million. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 31 days and 32 days, respectively.

•  Our investment philosophy emphasizes risk management and a disciplined credit research process to assist in our ability to respond to market and economic developments. In the period ahead, we will maintain our emphasis on high levels of liquidity and short duration as we watch to see how monetary policy unfolds and determine what impact it may have on municipal yields.

(i)  Source: Bond Buyer. The Bond Buyer One-Year Note Index consists of 10 states and cities that are regular issuers of cash-flow notes and measures the estimated yields of these bonds on a weekly basis. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment.

(ii)  Source for SIFMA Index data: Bloomberg LP. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

2019 Annual Report

October 31, 2019

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.8%)
Weekly Variable Rate Bonds (a) (74.8%)
Austin, TX, Water & Wastewater System Ser 2008 1.13%, 5/15/31	$21,000	$21,000
Colorado Springs, CO, Utilities System Sub Lien Ser 2005 A 1.10%, 11/1/35	25,100	25,100
Columbia, SC, Waterworks & Sewer System Ser 2009 1.12%, 2/1/38	10,200	10,200
Delaware Health Facilities Authority, Christiana Care Health Services Ser 2010 B 1.16%, 10/1/40	19,180	19,180
District of Columbia, The Pew Charitable Trusts Ser 2008 A 1.14%, 4/1/38	22,365	22,365
District of Columbia Water & Sewer Authority, Public Utility Ser 2014 B-2 1.11%, 10/1/50	7,175	7,175
Public Utility Ser B-1 1.11%, 10/1/50	6,170	6,170
Gainesville, FL, Utilities System 2012 Ser B 1.15%, 10/1/42	16,735	16,735
Hennepin County, MN, Ser 2018 B 1.10%, 12/1/38	30,000	30,000
Houston, TX, Airport Sub Lien Ser 2010 (AMT) 1.12%, 7/1/30	26,000	26,000
Combined Utility System First Lien Ser 2004 B-5 1.11%, 5/15/34	13,000	13,000
Indiana Finance Authority, Trinity Health Ser 2008 D-1 1.13%, 12/1/34	19,400	19,400
Miami-Dade County, FL, Seaport Revenue Ser 2014 A 1.13%, 10/1/50	30,000	30,000
Nebraska Investment Finance Authority, Single Family Housing Bonds Ser 2017 C 1.13%, 9/1/47	24,600	24,600
RBC Municipal Products Trust Inc, MA, Partners Healthcare System Adjustable Ser 2019 T-2 Floater Certificates Ser 2018-E-130 1.15%, 11/1/23 (b)	8,000	8,000
RBC Municipal Products Trust Inc, MO, Health and Educational Facilities Authority of the State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17 1.16%, 12/1/39 (b)	8,000	8,000
RBC Municipal Products Trust Inc, NY, Battery Park City Authority Ser E, Floater Certificates Ser 2019-E-137 1.22%, 8/6/23 (b)	13,000	13,000
New York City Municipal Water Finance Authority Adjustable Ser 2019-CC Floater Certificates Ser 2018-E-129 1.15%, 11/15/22 (b)	24,000	24,000
	Face Amount (000)	Value (000)
New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133 1.22%, 5/1/23 (b)	$5,000	$5,000
RBC Municipal Products Trust Inc, OH, Kettering Health Network Obligation Group Adjustable Ser 2019 B Floater Certificates Ser 2019-E132 1.15%, 10/1/24 (b)	18,000	18,000
RBC Municipal Products Trust Inc, SC, South Carolina Transportation Infrastructure Bank Ser 2017 A, Floater Certificates Ser 2019-G109 1.39%, 10/1/25 (b)	3,000	3,000
Tender Option Bond Trust, DC, District of Columbia Housing Finance Agency, Multi-Family Housing Ser 2014 A Puttable Floating Rate Receipts Ser 2019-BAML 8001 1.20%, 8/1/47 (b)	24,100	24,100
Tender Option Bond Trust, TX, Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5012 1.17%, 11/15/46 (b)	9,000	9,000
Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5013 1.17%, 11/15/46 (b)	8,000	8,000
Texas Transportation Commission, State Highway Fund First Tier Revenue Bonds, Ser 2014 B-1 1.09%, 4/1/32	24,500	24,500
University of Texas Regents, Permanent University Fund Ser 2008 A 1.06%, 7/1/38	16,200	16,200
Utah Water Finance Agency, Ser 2008 B 1.15%, 10/1/37	6,810	6,810
Washington Suburban Sanitary District, MD, 2015 Ser B-3 BANs 1.11%, 6/1/23	25,100	25,100
Total Weekly Variable Rate Bonds (Cost $463,635)		463,635
Daily Variable Rate Bonds (a) (10.1%)
East Baton Rouge Parish, LA, Exxon Mobil Corp Ser 2010 B 1.30%, 12/1/40	25,000	25,000
JPMorgan Chase & Co., Montgomery County OH, Hospital Revenue Premier Health Partners Obligation Group — Miami Valley Hospital Ser 2018 Putters Ser 5023 1.38%, 12/20/23 (b)	11,000	11,000
Mississippi Business Finance Corporation, Chevron USA Ser 2010 G 1.26%, 11/1/35	26,600	26,600
Total Daily Variable Rate Bonds (Cost $62,600)		62,600

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds & Notes (6.1%)
Texas, Ser 2019 TRANs 4.00%, 8/27/20	$30,000	$30,690
Union Township, OH, BANs Ser 2019 2.25%, 9/2/20	7,000	7,059
Total Municipal Bonds & Notes (Cost $37,713)		37,749
Commercial Paper (5.4%)
Texas A&M Tax-Exempt Revenue Financing System, Ser B 1.58%, 11/5/19	12,700	12,700
University of Texas Regents, Financing System Ser 2015 A 1.29%, 5/28/20	21,000	21,006
Total Commercial Paper (Cost $33,700)		33,706
Closed-End Investment Company (a) (3.4%)
Nuveen AMT-Free Municipal Credit Income Fund, OT, Ser 1 1.26%, 12/1/43 (b) (Cost $21,000)	21,000	21,000
Total Investments (99.8%) (Cost $618,648) (c)		618,690
Other Assets in Excess of Liabilities (0.2%)		942
Net Assets (100.0%)		$619,632

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  At October 31, 2019, the aggregate cost for federal income tax purposes is approximately $618,648,000. The aggregate gross unrealized appreciation is approximately $42,000 and the aggregate gross unrealized depreciation is approximately $0, resulting in net unrealized appreciation of approximately $42,000.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

PUTTERs  Puttable Tax-Exempt Receipts.

TRANs  Tax and Revenue Anticipation Notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	74.9%
Daily Variable Rate Bonds	10.1
Municipal Bonds & Notes	6.1
Commercial Paper	5.5
Other*	3.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
Texas	$182,096	29.4%
District of Columbia	59,810	9.7
Florida	46,735	7.6
New York	42,000	6.8
Ohio	36,059	5.8
Minnesota	30,000	4.8
Mississippi	26,600	4.3
Colorado	25,100	4.0
Maryland	25,100	4.0
Louisiana	25,000	4.0
Nebraska	24,600	4.0
Other	21,000	3.4
Indiana	19,400	3.1
Delaware	19,180	3.1
South Carolina	13,200	2.1
Massachusetts	8,000	1.3
Missouri	8,000	1.3
Utah	6,810	1.1
	$618,690	99.8%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Assets and Liabilities

	ESG Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,354,061		$12,443,368		$63,921,130		$2,917,895
Total Investments in Securities, at Value(1)	3,354,901		12,446,470		63,921,130		2,917,895
Cash	296		420		—		1,427
Interest Receivable	3,791		10,530		51,498		3,523
Receivable for Investments Sold	—		100,129		—		—
Other Assets	162		522		2,411		675
Total Assets	3,359,150		12,558,071		63,975,039		2,923,520
Liabilities:
Payable for Investments Purchased	—		—		150,000		—
Dividends Payable	819		7,989		46,722		271
Payable for Advisory Fees	242		1,028		6,052		344
Payable for Portfolio Shares Redeemed	159		244		635		1
Payable for Administration Fees	141		517		2,622		132
Payable for Professional Fees	52		43		39		48
Payable for Transfer Agency Fees	35		67		47		6
Payable for Custodian Fees	18		41		184		10
Payable for Administration Plan Fees — Institutional Select Class	—	@	1		15		—	@
Payable for Administration Plan Fees — Investor Class	—		—		258		—	@
Payable for Administration Plan Fees — Administrative Class	—		—		26		—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—	@	196		8
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—		407		614
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	2		2		1		—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—		—		—	@	—
Bank Overdraft	—		—		160		—
Other Liabilities	75		398		2,029		544
Total Liabilities	1,543		10,330		209,393		1,978
Net Assets	$3,357,607		$12,547,741		$63,765,646		$2,921,542
Net Assets Consist of:
Paid-in-Capital	$3,356,620		$12,544,607		$63,768,341		$2,921,286
Total Distributable Earnings (Loss)	987		3,134		(2,695)		256
Net Assets	$3,357,607		$12,547,741		$63,765,646		$2,921,542
(1) Including: Repurchase Agreements, at Value	$1,451,000		$4,616,200		$33,020,229		$—

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Assets and Liabilities (cont'd)

	ESG Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$3,345,665	$12,521,950	$57,870,416	$157,694
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,343,123,024	12,512,453,020	57,872,337,256	157,680,331
Net Asset Value, Offering and Redemption Price Per Share	$1.0008	$1.0008	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$51	$12,203	$350,876	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,779	12,195,813	350,894,731	50,687
Net Asset Value, Offering and Redemption Price Per Share	$1.0006	$1.0006	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$3,447,615	$1,006
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	3,447,723,691	1,006,230
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$186,966	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	186,973,594	50,654
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$51	$51	$962,234	$38,039
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,675	50,710	962,292,743	38,039,552
Net Asset Value, Offering and Redemption Price Per Share	$1.0010	$1.0003	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$51	$—	$942,575	$2,724,346
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,626	—	942,606,859	2,724,080,136
Net Asset Value, Offering and Redemption Price Per Share	$1.0006	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$11,789	$13,537	$4,914	$355
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	11,783,443	13,529,761	4,913,989	354,377
Net Asset Value, Offering and Redemption Price Per Share	$1.0005	$1.0005	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,457	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$16,984,802		$25,439,680		$618,648
Total Investments in Securities, at Value(1)	16,984,802		25,439,680		618,690
Cash	3,185		6,422		20
Interest Receivable	9,434		22,594		1,077
Other Assets	768		943		106
Total Assets	16,998,189		25,469,639		619,893
Liabilities:
Payable for Investments Purchased	100,000		1,197,088		—
Dividends Payable	11,808		13,863		85
Payable for Advisory Fees	1,875		2,927		23
Payable for Portfolio Shares Redeemed	66		442		23
Payable for Administration Fees	699		1,010		27
Payable for Professional Fees	52		43		45
Payable for Transfer Agency Fees	23		26		29
Payable for Custodian Fees	50		65		3
Payable for Administration Plan Fees — Institutional Select Class	11		4		—	@
Payable for Administration Plan Fees — Investor Class	1		—	@	—
Payable for Administration Plan Fees — Administrative Class	—	@	—	@	—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	102		8		—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	393		—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	2		2		1
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—	@	—	@	—
Other Liabilities	619		746		25
Total Liabilities	115,701		1,216,224		261
Net Assets	$16,882,488		$24,253,415		$619,632
Net Assets Consist of:
Paid-in-Capital	$16,883,953		$24,255,126		$619,649
Total Accumulated Loss	(1,465)		(1,711)		(17)
Net Assets	$16,882,488		$24,253,415		$619,632
(1) Including: Repurchase Agreements, at Value	$9,694,755		$—		$—

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$14,630,148	$23,790,835	$612,147
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	14,631,280,199	23,792,511,665	612,112,047
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INSTITUTIONAL SELECT CLASS:
Net Assets	$239,361	$398,934	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	239,383,381	398,934,822	50,452
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INVESTOR CLASS:
Net Assets	$14,834	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	14,835,373	50,664	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$3,534	$2,015	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,533,897	2,015,313	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$545,826	$42,143	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	545,855,495	42,148,437	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$1,430,849	$629	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	1,430,958,623	629,303	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$17,886	$18,758	$7,435
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	17,883,424	18,760,509	7,434,497
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
SELECT CLASS:
Net Assets	$50	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,443	50,426	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Operations

	ESG Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$69,695		$268,921	$1,333,852	$72,922
Expenses:
Advisory Fees (Note B)	4,119		15,883	85,379	4,706
Administration Fees (Note C)	1,373		5,294	28,460	1,569
Transfer Agency Fees (Note E)	109		204	147	22
Custodian Fees (Note F)	106		240	1,044	54
Professional Fees	104		80	83	96
Registration Fees	103		117	183	409
Trustees' Fees and Expenses	59		228	1,365	73
Shareholder Reporting Fees	27		28	98	42
Administration Plan Fees — Institutional Select Class (Note D)	—	@	6	228	1
Administration Plan Fees — Investor Class (Note D)	—		—	2,654	1
Administration Plan Fees — Administrative Class (Note D)	—		—	227	— @
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	— @	2,655	89
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—	4,327	15,148
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	19		25	11	1
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	— @	—
Pricing Fees	12		31	16	6
Other Expenses	67		163	540	151
Expenses Before Non Operating Expenses	6,098		22,299	127,417	22,368
Bank Overdraft Expense	2		—	2	—
Total Expenses	6,100		22,299	127,419	22,368
Waiver of Advisory Fees (Note B)	(1,720)		(5,470)	(21,284)	(855)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—		—	—	(7,574)
Net Expenses	4,380		16,829	106,135	13,939
Net Investment Income	65,315		252,092	1,227,717	58,983
Realized Gain (Loss):
Investments Sold	82		(52)	(2,055)	(26)
Change in Unrealized Appreciation (Depreciation):
Investments	757		2,802	—	—
Net Increase in Net Assets Resulting from Operations	$66,154		$254,842	$1,225,662	$58,957

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$400,087	$507,829	$8,988
Expenses:
Advisory Fees (Note B)	25,620	33,257	867
Administration Fees (Note C)	8,540	11,086	289
Transfer Agency Fees (Note E)	73	83	88
Custodian Fees (Note F)	330	410	18
Professional Fees	99	82	90
Registration Fees	139	138	99
Trustees' Fees and Expenses	421	515	15
Shareholder Reporting Fees	31	54	13
Administration Plan Fees — Institutional Select Class (Note D)	132	39	—	@
Administration Plan Fees — Investor Class (Note D)	15	6	—
Administration Plan Fees — Administrative Class (Note D)	5	5	—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,240	83	—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	4,857	2	—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	29	42	13
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	— @	—
Pricing Fees	4	3	4
Other Expenses	221	253	58
Total Expenses	41,756	46,058	1,554
Waiver of Advisory Fees (Note B)	(3,301)	(1,539)	(674)
Net Expenses	38,455	44,519	880
Net Investment Income	361,632	463,310	8,108
Realized Gain (Loss):
Investments Sold	(1,779)	(1,847)	1
Change in Unrealized Appreciation (Depreciation):
Investments	—	—	41
Net Increase in Net Assets Resulting from Operations	$359,853	$461,463	$8,150

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets

	ESG Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$65,315	$20,888	$252,092	$116,294
Net Realized Gain (Loss)	82	39	(52)	190
Net Change in Unrealized Appreciation (Depreciation)	757	50	2,802	(125)
Net Increase in Net Assets Resulting from Operations	66,154	20,977	254,842	116,359
Dividends and Distributions to Shareholders:
Institutional Class	(65,030)	(20,672)	(251,440)	(115,943)
Institutional Select Class	(1)	(1)	(269)	(243)
Advisory Class	(1)	(1)	(1)	(1)
Participant Class	(1)	(1)	—	—
Cash Management Class	(282)	(260)	(378)	(338)
Total Dividends and Distributions to Shareholders	(65,315)	(20,935)	(252,088)	(116,525)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	10,124,229	4,666,048	65,986,814	43,474,677
Distributions Reinvested	52,991	16,541	160,107	71,204
Redeemed	(8,542,166)	(3,594,224)	(61,307,063)	(40,471,729)
Institutional Select Class:
Subscribed	—	—	9,505	230,931
Distributions Reinvested	1	—	259	142
Redeemed	—	—	(17,975)	(210,715)
Advisory Class:
Subscribed	—	—	—	726
Distributions Reinvested	1	— @	1	—
Redeemed	—	(2)	—	(726)
Participant Class:
Distributions Reinvested	1	—	—	—
Cash Management Class:
Subscribed	—	7,386	—	31,277
Distributions Reinvested	280	257	373	330
Redeemed	(2,493)	(11,625)	(8,437)	(24,820)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,632,844	1,084,381	4,823,584	3,101,297
Total Increase in Net Assets	1,633,683	1,084,423	4,826,338	3,101,131
Net Assets:
Beginning of Period	1,723,924	639,501	7,721,403	4,620,272
End of Period	$3,357,607	$1,723,924	$12,547,741	$7,721,403

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets (cont'd)

	ESG Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	10,117,516	4,664,032	65,943,767	43,453,537
Shares Issued on Distributions Reinvested	52,957	16,534	159,998	71,170
Shares Redeemed	(8,536,368)	(3,592,681)	(61,266,999)	(40,452,122)
Net Increase in Institutional Class Shares Outstanding	1,634,105	1,087,885	4,836,766	3,072,585
Institutional Select Class:
Shares Subscribed	—	—	9,502	230,880
Shares Issued on Distributions Reinvested	1	—	259	142
Shares Redeemed	—	—	(17,970)	(210,667)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	1	—	(8,209)	20,355
Advisory Class:
Shares Subscribed	—	—	—	726
Shares Issued on Distributions Reinvested	1	— @@	1	—
Shares Redeemed	—	(2)	—	(726)
Net Increase (Decrease) in Advisory Class Shares Outstanding	1	(2)	1	—
Participant Class:
Shares Issued on Distributions Reinvested	1	—	—	—
Cash Management Class:
Shares Subscribed	—	7,384	—	31,270
Shares Issued on Distributions Reinvested	280	257	373	330
Shares Redeemed	(2,492)	(11,623)	(8,433)	(24,814)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(2,212)	(3,982)	(8,060)	6,786

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,227,717	$790,459	$58,983	$130,139
Net Realized Gain (Loss)	(2,055)	3	(26)	106
Net Increase in Net Assets Resulting from Operations	1,225,662	790,462	58,957	130,245
Dividends and Distributions to Shareholders:
Institutional Class	(1,124,834)	(728,745)	(1,378)	(988)
Institutional Select Class	(9,717)	(16,138)	(36)	(1)
Investor Class	(54,931)	(19,159)	(16)	(2)
Administrative Class	(3,042)	(2,268)	(1)	(1)
Advisory Class	(20,602)	(15,110)	(661)	(388)
Participant Class	(14,443)	(8,671)	(56,874)	(128,738)
Cash Management Class	(147)	(368)	(17)	(21)
Select Class	(1)	(— @)	—	—
Total Dividends and Distributions to Shareholders	(1,227,717)	(790,459)	(58,983)	(130,139)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	662,823,835	652,089,473	670,584	491,225
Distributions Reinvested	543,491	294,217	602	360
Redeemed	(648,395,102)	(649,564,571)	(547,343)	(510,623)
Institutional Select Class:
Subscribed	9,077,946	9,093,640	100,000	—
Distributions Reinvested	3,200	2,570	1	—
Redeemed	(9,480,768)	(10,336,186)	(100,000)	—
Investor Class:
Subscribed	6,648,780	4,916,812	4,256	1,312
Distributions Reinvested	1,413	825	15	1
Redeemed	(5,629,178)	(2,570,247)	(3,725)	(903)
Administrative Class:
Subscribed	554,518	440,868	—	—
Distributions Reinvested	2,168	1,532	1	—
Redeemed	(551,111)	(430,713)	—	—
Advisory Class:
Subscribed	5,356,796	5,739,851	79,755	98,515
Distributions Reinvested	2,186	1,609	1	—
Redeemed	(5,479,672)	(5,854,462)	(77,660)	(102,248)
Participant Class:
Subscribed	1,671,788	1,416,243	35,406,757	82,677,954
Distributions Reinvested	28	18	56,874	128,739
Redeemed	(1,500,195)	(1,564,938)	(35,519,742)	(97,792,444)
Cash Management Class:
Subscribed	—	36,892	—	—
Distributions Reinvested	138	353	17	21
Redeemed	(11,451)	(49,551)	(1,046)	(734)
Select Class:
Distributions Reinvested	— @	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	15,638,810	3,664,235	69,347	(15,008,825)
Total Increase (Decrease) in Net Assets	15,636,755	3,664,238	69,321	(15,008,719)
Net Assets:
Beginning of Period	48,128,891	44,464,653	2,852,221	17,860,940
End of Period	$63,765,646	$48,128,891	$2,921,542	$2,852,221
The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	662,823,835	652,089,473	670,584	491,225
Shares Issued on Distributions Reinvested	543,491	294,217	602	360
Shares Redeemed	(648,395,102)	(649,564,571)	(547,343)	(510,623)
Net Increase (Decrease) in Institutional Class Shares Outstanding	14,972,224	2,819,119	123,843	(19,038)
Institutional Select Class:
Shares Subscribed	9,077,946	9,093,640	100,000	—
Shares Issued on Distributions Reinvested	3,200	2,570	1	—
Shares Redeemed	(9,480,768)	(10,336,186)	(100,000)	—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(399,622)	(1,239,976)	1	—
Investor Class:
Shares Subscribed	6,648,780	4,916,812	4,256	1,312
Shares Issued on Distributions Reinvested	1,413	825	15	1
Shares Redeemed	(5,629,178)	(2,570,247)	(3,725)	(903)
Net Increase in Investor Class Shares Outstanding	1,021,015	2,347,390	546	410
Administrative Class:
Shares Subscribed	554,518	440,868	—	—
Shares Issued on Distributions Reinvested	2,168	1,532	1	—
Shares Redeemed	(551,111)	(430,713)	—	—
Net Increase in Administrative Class Shares Outstanding	5,575	11,687	1	—
Advisory Class:
Shares Subscribed	5,356,796	5,739,851	79,755	98,515
Shares Issued on Distributions Reinvested	2,186	1,609	1	—
Shares Redeemed	(5,479,672)	(5,854,462)	(77,660)	(102,248)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(120,690)	(113,002)	2,096	(3,733)
Participant Class:
Shares Subscribed	1,671,788	1,416,243	35,406,757	82,677,954
Shares Issued on Distributions Reinvested	28	18	56,874	128,739
Shares Redeemed	(1,500,195)	(1,564,938)	(35,519,742)	(97,792,444)
Net Increase (Decrease) in Participant Class Shares Outstanding	171,621	(148,677)	(56,111)	(14,985,751)
Cash Management Class:
Shares Subscribed	—	36,892	—	—
Shares Issued on Distributions Reinvested	138	353	17	21
Shares Redeemed	(11,451)	(49,551)	(1,046)	(734)
Net Decrease in Cash Management Class Shares Outstanding	(11,313)	(12,306)	(1,029)	(713)
Select Class:
Shares Issued on Distributions Reinvested	— @@	—	—	—

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$361,632	$228,478	$463,310	$292,724
Net Realized Gain (Loss)	(1,779)	352	(1,847)	223
Net Increase in Net Assets Resulting from Operations	359,853	228,830	461,463	292,947
Dividends and Distributions to Shareholders:
Institutional Class	(329,913)	(211,455)	(460,371)	(288,028)
Institutional Select Class	(5,545)	(4,233)	(1,606)	(3,182)
Investor Class	(306)	(211)	(122)	(584)
Administrative Class	(64)	(38)	(67)	(26)
Advisory Class	(9,468)	(6,709)	(593)	(82)
Participant Class	(15,949)	(5,408)	(5)	(3)
Cash Management Class	(386)	(424)	(545)	(819)
Select Class	(1)	(— @)	(1)	(— @)
Total Dividends and Distributions to Shareholders	(361,632)	(228,478)	(463,310)	(292,724)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	133,778,239	144,454,302	116,673,292	123,848,813
Distributions Reinvested	160,743	77,551	260,883	141,519
Redeemed	(133,100,081)	(143,163,314)	(112,784,351)	(122,508,055)
Institutional Select Class:
Subscribed	2,200,487	1,719,123	503,652	99,037
Distributions Reinvested	894	1,055	1,389	3,043
Redeemed	(2,293,023)	(1,705,319)	(295,665)	(152,365)
Investor Class:
Subscribed	29,930	18,119	2,226	8,134
Distributions Reinvested	176	210	63	563
Redeemed	(24,716)	(35,126)	(41,561)	(32,554)
Administrative Class:
Subscribed	1,044	409	12,014	5,238
Distributions Reinvested	57	29	1	—
Redeemed	(67)	(2,278)	(12,377)	(2,987)
Advisory Class:
Subscribed	3,126,412	2,785,307	305,982	96,223
Distributions Reinvested	1,143	457	1	—
Redeemed	(3,048,748)	(2,897,200)	(276,324)	(85,540)
Participant Class:
Subscribed	2,948,986	1,055,373	674	661
Distributions Reinvested	3	8	5	3
Redeemed	(2,307,086)	(750,783)	(283)	(737)
Cash Management Class:
Subscribed	—	13,166	— @	66,925
Distributions Reinvested	384	415	534	812
Redeemed	(4,785)	(38,155)	(32,962)	(97,403)
Select Class:
Distributions Reinvested	— @	—	— @	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,469,992	1,533,349	4,317,193	1,391,330
Total Increase in Net Assets	1,468,213	1,533,701	4,315,346	1,391,553
Net Assets:
Beginning of Period	15,414,275	13,880,574	19,938,069	18,546,516
End of Period	$16,882,488	$15,414,275	$24,253,415	$19,938,069

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2019 (000)	Year Ended October 31, 2018 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	133,778,239	144,454,302	116,673,292	123,848,813
Shares Issued on Distributions Reinvested	160,743	77,551	260,883	141,519
Shares Redeemed	(133,100,081)	(143,163,314)	(112,784,351)	(122,508,055)
Net Increase in Institutional Class Shares Outstanding	838,901	1,368,539	4,149,824	1,482,277
Institutional Select Class:
Shares Subscribed	2,200,487	1,719,123	503,652	99,037
Shares Issued on Distributions Reinvested	894	1,055	1,389	3,043
Shares Redeemed	(2,293,023)	(1,705,319)	(295,665)	(152,365)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(91,642)	14,859	209,376	(50,285)
Investor Class:
Shares Subscribed	29,930	18,119	2,226	8,134
Shares Issued on Distributions Reinvested	176	210	63	563
Shares Redeemed	(24,716)	(35,126)	(41,561)	(32,554)
Net Increase (Decrease) in Investor Class Shares Outstanding	5,390	(16,797)	(39,272)	(23,857)
Administrative Class:
Shares Subscribed	1,044	409	12,014	5,238
Shares Issued on Distributions Reinvested	57	29	1	—
Shares Redeemed	(67)	(2,278)	(12,377)	(2,987)
Net Increase (Decrease) in Administrative Class Shares Outstanding	1,034	(1,840)	(362)	2,251
Advisory Class:
Shares Subscribed	3,126,412	2,785,307	305,982	96,223
Shares Issued on Distributions Reinvested	1,143	457	1	—
Shares Redeemed	(3,048,748)	(2,897,200)	(276,324)	(85,540)
Net Increase (Decrease) in Advisory Class Shares Outstanding	78,807	(111,436)	29,659	10,683
Participant Class:
Shares Subscribed	2,948,986	1,055,373	674	661
Shares Issued on Distributions Reinvested	3	8	5	3
Shares Redeemed	(2,307,086)	(750,783)	(283)	(737)
Net Increase (Decrease) in Participant Class Shares Outstanding	641,903	304,598	396	(73)
Cash Management Class:
Shares Subscribed	—	13,166	— @@	66,925
Shares Issued on Distributions Reinvested	384	415	534	812
Shares Redeemed	(4,785)	(38,155)	(32,962)	(97,403)
Net Decrease in Cash Management Class Shares Outstanding	(4,401)	(24,574)	(32,428)	(29,666)
Select Class:
Shares Issued on Distributions Reinvested	— @@	—	— @@	—

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31,2019 (000)	Year Ended October 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,108	$3,429
Net Realized Gain	1	—
Net Change in Unrealized Appreciation (Depreciation)	41	1
Net Increase in Net Assets Resulting from Operations	8,150	3,430
Dividends and Distributions to Shareholders:
Institutional Class	(8,000)	(3,271)
Institutional Select Class	(1)	(1)
Cash Management Class	(107)	(157)
Total Dividends and Distributions to Shareholders	(8,108)	(3,429)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	989,255	794,575
Distributions Reinvested	6,826	2,741
Redeemed	(875,690)	(449,812)
Institutional Select Class:
Distributions Reinvested	— @	—
Cash Management Class:
Subscribed	—	3,625
Distributions Reinvested	104	157
Redeemed	(4,474)	(12,752)
Net Increase in Net Assets Resulting from Capital Share Transactions	116,021	338,534
Total Increase in Net Assets	116,063	338,535
Net Assets:
Beginning of Period	503,569	165,034
End of Period	$619,632	$503,569

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31,2019 (000)	Year Ended October 31, 2018 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	989,247	794,574
Shares Issued on Distributions Reinvested	6,825	2,741
Shares Redeemed	(875,671)	(449,809)
Net Increase in Institutional Class Shares Outstanding	120,401	347,506
Institutional Select Class:
Shares Issued on Distributions Reinvested	— @@	—
Cash Management Class:
Shares Subscribed	—	3,624
Shares Issued on Distributions Reinvested	104	157
Shares Redeemed	(4,474)	(12,751)
Net Decrease in Cash Management Class Shares Outstanding	(4,370)	(8,970)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/19	$1.0004	$0.0239	(2)	$0.0005		$(0.0240)		$1.0008	2.46%
Year Ended 10/31/18	1.0004	0.0190	(2)	(0.0007)		(0.0183)		1.0004	1.84%
Year Ended 10/31/17	1.0002	0.0105	(2)	(0.0001	)(3)	(0.0102)		1.0004	1.05%
Year Ended 10/31/16(1)	1.0000	0.0041	(2)	0.0002	(3)	(0.0041)		1.0002	0.43%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Institutional Select Class
Year Ended 10/31/19	$1.0002	$0.0233	(2)	$0.0006		$(0.0235)		$1.0006	2.41%
Year Ended 10/31/18	1.0002	0.0185	(2)	(0.0007)		(0.0178)		1.0002	1.79%
Year Ended 10/31/17	1.0000	0.0100	(2)	(0.0001	)(3)	(0.0097)		1.0002	1.00%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0000	(3)	(0.0036)		1.0000	0.36%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.09%
Advisory Class
Year Ended 10/31/19	$1.0007	$0.0213	(2)	$0.0005		$(0.0215)		$1.0010	2.20%
Year Ended 10/31/18	1.0006	0.0165	(2)	(0.0006)		(0.0158)		1.0007	1.60%
Year Ended 10/31/17	1.0004	0.0080	(2)	0.0001	(3)	(0.0079)		1.0006	0.81%
Year Ended 10/31/16(1)	1.0000	0.0017	(2)	0.0004	(3)	(0.0017)		1.0004	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/19	$1.0003	$0.0188	(2)	$0.0005		$(0.0190)		$1.0006	1.94%
Year Ended 10/31/18	1.0002	0.0140	(2)	(0.0006)		(0.0133)		1.0003	1.34%
Year Ended 10/31/17	1.0000	0.0055	(2)	(0.0001	)(3)	(0.0052)		1.0002	0.55%
Year Ended 10/31/16(1)	1.0000	0.0002	(2)(3)	0.0000	(3)	(0.0002	)(3)	1.0000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/19	$1.0002	$0.0223	(2)	$0.0005		$(0.0225)		$1.0005	2.30%
Year Ended 10/31/18	1.0001	0.0175	(2)	(0.0006)		(0.0168)		1.0002	1.70%
Year Ended 10/31/17	1.0000	0.0090	(2)	(0.0002	)(3)	(0.0087)		1.0001	0.89%
Year Ended 10/31/16(1)	1.0000	0.0026	(2)	0.0000	(3)	(0.0026)		1.0000	0.26%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Non-Operating Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/19	$3,345,665	0.16%		0.16%		0.22%	2.38%		2.32%
Year Ended 10/31/18	1,709,776	0.15%		N/A		0.25%	1.91%		1.81%
Year Ended 10/31/17	621,369	0.10%		N/A		0.32%	1.06%		0.84%
Year Ended 10/31/16(1)	450,127	0.12%		N/A		0.22%	0.41%		0.31%
Year Ended 10/31/15	3,383,757	0.13%		N/A		0.22%	0.14%		0.05%
Institutional Select Class
Year Ended 10/31/19	$51	0.21	%(4)	0.21	%(4)	0.27%	2.33%		2.27%
Year Ended 10/31/18	50	0.20	%(4)	N/A		0.30%	1.86%		1.76%
Year Ended 10/31/17	50	0.15	%(4)	N/A		0.37%	1.01%		0.79%
Year Ended 10/31/16(1)	50	0.17	%(4)	N/A		0.27%	0.36%		0.26%
Year Ended 10/31/15	50	0.18	%(4)	N/A		0.27%	0.09%		0.00	%(5)
Advisory Class
Year Ended 10/31/19	$51	0.41	%(4)	0.41	%(4)	0.47%	2.13%		2.07%
Year Ended 10/31/18	50	0.40	%(4)	N/A		0.50%	1.66%		1.56%
Year Ended 10/31/17	52	0.35	%(4)	N/A		0.57%	0.81%		0.59%
Year Ended 10/31/16(1)	2	0.37	%(4)	N/A		0.47%	0.16%		0.06%
Year Ended 10/31/15	493	0.26	%(4)	N/A		0.47%	0.01%		(0.20)%
Participant Class
Year Ended 10/31/19	$51	0.66	%(4)	0.66	%(4)	0.72%	1.88%		1.82%
Year Ended 10/31/18	50	0.65	%(4)	N/A		0.75%	1.41%		1.31%
Year Ended 10/31/17	50	0.60	%(4)	N/A		0.82%	0.56%		0.34%
Year Ended 10/31/16(1)	53	0.53	%(4)	N/A		0.72%	0.00	%(5)	(0.19)%
Year Ended 10/31/15	620	0.26	%(4)	N/A		0.72%	0.01%		(0.45)%
Cash Management Class
Year Ended 10/31/19	$11,789	0.31	%(4)	0.31	%(4)	0.37%	2.23%		2.17%
Year Ended 10/31/18	13,998	0.30	%(4)	N/A		0.40%	1.76%		1.66%
Year Ended 10/31/17	17,980	0.25	%(4)	N/A		0.47%	0.91%		0.69%
Year Ended 10/31/16(1)	29,654	0.27	%(4)	N/A		0.37%	0.26%		0.16%
Year Ended 10/31/15	23,473	0.26	%(4)	N/A		0.37%	0.01%		(0.10)%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/19	$1.0005	$0.0240	(2)	$0.0002	(3)	$(0.0239)		$1.0008	2.45%
Year Ended 10/31/18	1.0005	0.0186	(2)	(0.0004	)(3)	(0.0182)		1.0005	1.84%
Year Ended 10/31/17	1.0002	0.0109	(2)	(0.0005)		(0.0101)		1.0005	1.05%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0002	(3)	(0.0036)		1.0002	0.38%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.07%
Institutional Select Class
Year Ended 10/31/19	$1.0003	$0.0233	(2)	$0.0004	(3)	$(0.0234)		$1.0006	2.40%
Year Ended 10/31/18	1.0000	0.0181	(2)	(0.0001	)(3)	(0.0177)		1.0003	1.82%
Year Ended 10/31/17	1.0005	0.0104	(2)	(0.0033)		(0.0076)		1.0000	0.71%
Year Ended 10/31/16(1)	1.0000	0.0031	(2)	0.0005		(0.0031)		1.0005	0.36%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Advisory Class
Year Ended 10/31/19	$1.0000	$0.0213	(2)	$0.0004	(3)	$(0.0214)		$1.0003	2.19%
Year Ended 10/31/18	1.0000	0.0161	(2)	(0.0004	)(3)	(0.0157)		1.0000	1.58%
Year Ended 10/31/17	1.0000	0.0086	(2)	(0.0038)		(0.0048)		1.0000	0.49%
Year Ended 10/31/16(1)	1.0000	0.0013	(2)	0.000	(3)	(0.0013)		1.0000	0.13%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Cash Management Class
Year Ended 10/31/19	$1.0003	$0.0223	(2)	$0.0003	(3)	$(0.0224)		$1.0005	2.29%
Year Ended 10/31/18	1.0003	0.0171	(2)	(0.0004	)(3)	(0.0167)		1.0003	1.69%
Year Ended 10/31/17	1.0000	0.0094	(2)	(0.0005)		(0.0086)		1.0003	0.90%
Year Ended 10/31/16(1)	1.0000	0.0022	(2)	0.000	(3)	(0.0022)		1.0000	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/19	$12,521,950	0.16%		0.21%	2.38%	2.33%
Year Ended 10/31/18	7,679,347	0.15%		0.21%	1.87%	1.81%
Year Ended 10/31/17	4,605,363	0.12%		0.23%	1.09%	0.98%
Year Ended 10/31/16(1)	1,872,676	0.18%		0.21%	0.34%	0.31%
Year Ended 10/31/15	18,646,743	0.18%		0.21%	0.07%	0.04%
Institutional Select Class
Year Ended 10/31/19	$12,203	0.21	%(4)	0.26%	2.33%	2.28%
Year Ended 10/31/18	20,410	0.20	%(4)	0.26%	1.82%	1.76%
Year Ended 10/31/17	50	0.17	%(4)	0.28%	1.04%	0.93%
Year Ended 10/31/16(1)	10,036	0.23	%(4)	0.26%	0.29%	0.26%
Year Ended 10/31/15	237,736	0.20	%(4)	0.26%	0.05%	(0.01)%
Advisory Class
Year Ended 10/31/19	$51	0.41	%(4)	0.46%	2.13%	2.08%
Year Ended 10/31/18	50	0.40	%(4)	0.46%	1.62%	1.56%
Year Ended 10/31/17	50	0.37	%(4)	0.48%	0.84%	0.73%
Year Ended 10/31/16(1)	4,471	0.41	%(4)	0.46%	0.11%	0.06%
Year Ended 10/31/15	229,592	0.22	%(4)	0.46%	0.03%	(0.21)%
Cash Management Class
Year Ended 10/31/19	$13,537	0.31	%(4)	0.36%	2.23%	2.18%
Year Ended 10/31/18	21,596	0.30	%(4)	0.36%	1.72%	1.66%
Year Ended 10/31/17	14,809	0.27	%(4)	0.38%	0.94%	0.83%
Year Ended 10/31/16(1)	19,163	0.32	%(4)	0.36%	0.20%	0.16%
Year Ended 10/31/15	23,375	0.22	%(4)	0.36%	0.03%	(0.11)%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/19	$1.000	$0.022	(2)	$0.000	(3)	$(0.022)		$1.000	2.20%
Year Ended 10/31/18	1.000	0.016	(2)	(0.001)		(0.015)		1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(2)	0.001		(0.007)		1.000	0.65%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.23%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Institutional Select Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.15%
Year Ended 10/31/18	1.000	0.015	(2)	0.000	(3)	(0.015)		1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.18%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Investor Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.10%
Year Ended 10/31/18	1.000	0.015	(2)	(0.001)		(0.014)		1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(2)	0.001		(0.006)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Administrative Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Advisory Class
Year Ended 10/31/19	$1.000	$0.019	(2)	$0.000	(3)	$(0.019)		$1.000	1.95%
Year Ended 10/31/18	1.000	0.013	(2)	0.000	(3)	(0.013)		1.000	1.30%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.40%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Participant Class
Year Ended 10/31/19	$1.000	$0.017	(2)	$0.000	(3)	$(0.017)		$1.000	1.69%
Year Ended 10/31/18	1.000	0.011	(2)	(0.001)		(0.010)		1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(2)	0.001		(0.002)		1.000	0.19%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Cash Management Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Select Class
Year Ended 10/31/19	$1.000	$0.014	(2)	$0.000	(3)	$(0.014)		$1.000	1.39%
Year Ended 10/31/18	1.000	0.008	(2)	(0.001)		(0.007)		1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.01	%(8)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Non-Operating Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/19	$57,870,416	0.17%		0.17%		0.21%		2.17%		2.13%
Year Ended 10/31/18	42,900,056	0.17%		N/A		0.21%		1.55%		1.51%
Year Ended 10/31/17	40,080,925	0.18%		N/A		0.21%		0.63%		0.60%
Year Ended 10/31/16(1)	49,883,028	0.17%		N/A		0.21%		0.22%		0.18%
Year Ended 10/31/15	38,645,857	0.08%		N/A		0.21%		0.04%		(0.09)%
Institutional Select Class
Year Ended 10/31/19	$350,876	0.22	%(4)	0.22	%(4)	0.26%		2.12%		2.08%
Year Ended 10/31/18	750,517	0.22	%(4)	N/A		0.26%		1.50%		1.46%
Year Ended 10/31/17	1,990,491	0.23	%(4)	N/A		0.26%		0.58%		0.55%
Year Ended 10/31/16(1)	1,620,891	0.22	%(4)	N/A		0.26%		0.17%		0.13%
Year Ended 10/31/15	556,034	0.08	%(4)	N/A		0.26%		0.04%		(0.14)%
Investor Class
Year Ended 10/31/19	$3,447,615	0.27	%(4)	0.27	%(4)	0.31%		2.07%		2.03%
Year Ended 10/31/18	2,426,700	0.27	%(4)	N/A		0.31%		1.45%		1.41%
Year Ended 10/31/17	79,317	0.28	%(4)	N/A		0.31%		0.53%		0.50%
Year Ended 10/31/16(1)	39,589	0.26	%(4)	N/A		0.31%		0.13%		0.08%
Year Ended 10/31/15	42,230	0.08	%(4)	N/A		0.31%		0.04%		(0.19)%
Administrative Class
Year Ended 10/31/19	$186,966	0.32	%(4)	0.32	%(4)	0.36%		2.02%		1.98%
Year Ended 10/31/18	181,397	0.32	%(4)	N/A		0.36%		1.40%		1.36%
Year Ended 10/31/17	169,710	0.33	%(4)	N/A		0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	23,887	0.32	%(4)	N/A		0.36%		0.07%		0.03%
Year Ended 10/31/15	497	0.08	%(4)	N/A		0.36%		0.04%		(0.24)%
Advisory Class
Year Ended 10/31/19	$962,234	0.42	%(4)	0.42	%(4)	0.46%		1.92%		1.88%
Year Ended 10/31/18	1,082,958	0.42	%(4)	N/A		0.46%		1.30%		1.26%
Year Ended 10/31/17	1,195,962	0.43	%(4)	N/A		0.46%		0.38%		0.35%
Year Ended 10/31/16(1)	1,152,411	0.35	%(4)	N/A		0.46%		0.04%		(0.07)%
Year Ended 10/31/15	2,172,211	0.08	%(4)	N/A		0.46%		0.04%		(0.34)%
Participant Class
Year Ended 10/31/19	$942,575	0.67	%(4)	0.67	%(4)	0.71%		1.67%		1.63%
Year Ended 10/31/18	770,987	0.67	%(4)	N/A		0.71%		1.05%		1.01%
Year Ended 10/31/17	919,665	0.68	%(4)	N/A		0.71%		0.13%		0.10%
Year Ended 10/31/16(1)	1,733	0.43	%(4)	N/A		0.71%		(0.04)%		(0.32)%
Year Ended 10/31/15	50	0.08	%(4)	N/A		0.71%		0.04%		(0.59)%
Cash Management Class
Year Ended 10/31/19	$4,914	0.32	%(4)	0.32	%(4)	0.36%		2.02%		1.98%
Year Ended 10/31/18	16,226	0.32	%(4)	N/A		0.36%		1.40%		1.36%
Year Ended 10/31/17	28,533	0.33	%(4)	N/A		0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	131,640	0.30	%(4)	N/A		0.36%		0.09%		0.03%
Year Ended 10/31/15	143,092	0.08	%(4)	N/A		0.36%		0.04%		(0.24)%
Select Class
Year Ended 10/31/19	$50	0.97	%(4)	0.97	%(4)	1.01%		1.37%		1.33%
Year Ended 10/31/18	50	0.97	%(4)	N/A		1.01%		0.75%		0.71%
Year Ended 10/31/17	50	0.79	%(4)	N/A		1.01%		0.02%		(0.20)%
For the Period Ended 10/31/16(1)	50	0.43	%(4)(9)	N/A		1.01	%(9)	(0.04	)%(9)	(0.62	)%(9)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.14%
Year Ended 10/31/18	1.000	0.013	(2)	0.002		(0.015)		1.000	1.47%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.001)		(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.08%
Year Ended 10/31/18	1.000	0.012	(2)	0.002		(0.014)		1.000	1.43%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.03%
Year Ended 10/31/18	1.000	0.012	(2)	0.002		(0.014)		1.000	1.37%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	1.98%
Year Ended 10/31/18	1.000	0.011	(2)	0.002		(0.013)		1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/19	$1.000	$0.019	(2)	$0.000	(3)	$(0.019)		$1.000	1.88%
Year Ended 10/31/18	1.000	0.010	(2)	0.002		(0.012)		1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/19	$1.000	$0.019	(2)	$0.000	(3)	$(0.019)		$1.000	1.88%
Year Ended 10/31/18	1.000	0.011	(2)	0.001		(0.012)		1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.36%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	1.99%
Year Ended 10/31/18	1.000	0.011	(2)	0.002		(0.013)		1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/19	$157,694	0.20%		0.23%	2.12%	2.09%
Year Ended 10/31/18	33,852	0.20%		0.21%	1.30%	1.29%
Year Ended 10/31/17	52,889	0.20%		0.22%	0.57%	0.55%
Year Ended 10/31/16(1)	65,792	0.18%		0.21%	0.17%	0.14%
Year Ended 10/31/15	21,314	0.05%		0.86%	0.01%	(0.80)%
Institutional Select Class
Year Ended 10/31/19	$51	0.25	%(4)	0.28%	2.07%	2.04%
Year Ended 10/31/18	50	0.25	%(4)	0.26%	1.25%	1.24%
Year Ended 10/31/17	50	0.25	%(4)	0.27%	0.52%	0.50%
Year Ended 10/31/16(1)	50	0.23	%(4)	0.26%	0.12%	0.09%
Year Ended 10/31/15	50	0.05	%(4)	0.91%	0.01%	(0.85)%
Investor Class
Year Ended 10/31/19	$1,006	0.30	%(4)	0.33%	2.02%	1.99%
Year Ended 10/31/18	460	0.30	%(4)	0.31%	1.20%	1.19%
Year Ended 10/31/17	50	0.30	%(4)	0.32%	0.47%	0.45%
Year Ended 10/31/16(1)	50	0.27	%(4)	0.31%	0.08%	0.04%
Year Ended 10/31/15	50	0.05	%(4)	0.96%	0.01%	(0.90)%
Administrative Class
Year Ended 10/31/19	$51	0.35	%(4)	0.38%	1.97%	1.94%
Year Ended 10/31/18	50	0.35	%(4)	0.36%	1.15%	1.14%
Year Ended 10/31/17	50	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	50	0.30	%(4)	0.35%	0.05%	0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	1.01%	0.01%	(0.95)%
Advisory Class
Year Ended 10/31/19	$38,039	0.45	%(4)	0.48%	1.87%	1.84%
Year Ended 10/31/18	35,943	0.45	%(4)	0.46%	1.05%	1.04%
Year Ended 10/31/17	39,676	0.45	%(4)	0.47%	0.32%	0.30%
Year Ended 10/31/16(1)	50	0.31	%(4)	0.46%	0.04%	(0.11)%
Year Ended 10/31/15	50	0.05	%(4)	1.11%	0.01%	(1.05)%
Participant Class
Year Ended 10/31/19	$2,724,346	0.45	%(4)	0.73%	1.87%	1.59%
Year Ended 10/31/18	2,780,482	0.45	%(4)	0.71%	1.05%	0.79%
Year Ended 10/31/17	17,766,128	0.44	%(4)	0.72%	0.33%	0.05%
Year Ended 10/31/16(1)	23,770,200	0.34	%(4)	0.71%	0.01%	(0.36)%
Year Ended 10/31/15	50	0.05	%(4)	1.36%	0.01%	(1.30)%
Cash Management Class
Year Ended 10/31/19	$355	0.35	%(4)	0.38%	1.97%	1.94%
Year Ended 10/31/18	1,384	0.35	%(4)	0.36%	1.15%	1.14%
Year Ended 10/31/17	2,097	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	5,315	0.31	%(4)	0.36%	0.04%	(0.01)%
Year Ended 10/31/15	1,426	0.05	%(4)	1.01%	0.01%	(0.95)%
The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.17%
Year Ended 10/31/18	1.000	0.015	(2)	0.000	(3)	(0.015)		1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.63%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.19%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Institutional Select Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(2)	0.000	(3)	(0.015)		1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.58%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.15%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Investor Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.07%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.53%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Administrative Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Advisory Class
Year Ended 10/31/19	$1.000	$0.019	(2)	$0.000	(3)	$(0.019)		$1.000	1.92%
Year Ended 10/31/18	1.000	0.013	(2)	0.000	(3)	(0.013)		1.000	1.29%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.38%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Participant Class
Year Ended 10/31/19	$1.000	$0.016	(2)	$0.000	(3)	$(0.016)		$1.000	1.66%
Year Ended 10/31/18	1.000	0.010	(2)	0.000	(3)	(0.010)		1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(2)	0.001		(0.002)		1.000	0.19%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Cash Management Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(2)	0.000	(3)	(0.014)		1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Select Class
Year Ended 10/31/19	$1.000	$0.013	(2)	$0.000	(3)	$(0.013)		$1.000	1.36%
Year Ended 10/31/18	1.000	0.007	(2)	0.000	(3)	(0.007)		1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/19	$14,630,148	0.19%		0.21%		2.15%		2.13%
Year Ended 10/31/18	13,792,827	0.19%		0.21%		1.53%		1.51%
Year Ended 10/31/17	12,423,969	0.18%		0.21%		0.61%		0.58%
Year Ended 10/31/16(1)	18,311,699	0.17%		0.21%		0.19%		0.15%
Year Ended 10/31/15	16,333,431	0.05%		0.21%		0.03%		(0.13)%
Institutional Select Class
Year Ended 10/31/19	$239,361	0.24	%(4)	0.26%		2.10%		2.08%
Year Ended 10/31/18	331,029	0.24	%(4)	0.26%		1.48%		1.46%
Year Ended 10/31/17	316,164	0.23	%(4)	0.26%		0.56%		0.53%
Year Ended 10/31/16(1)	269,931	0.21	%(4)	0.26%		0.15%		0.10%
Year Ended 10/31/15	439,605	0.05	%(4)	0.26%		0.03%		(0.18)%
Investor Class
Year Ended 10/31/19	$14,834	0.29	%(4)	0.31%		2.05%		2.03%
Year Ended 10/31/18	9,446	0.29	%(4)	0.31%		1.43%		1.41%
Year Ended 10/31/17	26,243	0.28	%(4)	0.31%		0.51%		0.48%
Year Ended 10/31/16(1)	21,719	0.26	%(4)	0.31%		0.10%		0.05%
Year Ended 10/31/15	29,347	0.05	%(4)	0.31%		0.03%		(0.23)%
Administrative Class
Year Ended 10/31/19	$3,534	0.34	%(4)	0.36%		2.00%		1.98%
Year Ended 10/31/18	2,500	0.34	%(4)	0.36%		1.38%		1.36%
Year Ended 10/31/17	4,340	0.33	%(4)	0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	1,842	0.32	%(4)	0.36%		0.04%		0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	0.36%		0.03%		(0.28)%
Advisory Class
Year Ended 10/31/19	$545,826	0.44	%(4)	0.46%		1.90%		1.88%
Year Ended 10/31/18	467,066	0.44	%(4)	0.46%		1.28%		1.26%
Year Ended 10/31/17	578,488	0.43	%(4)	0.46%		0.36%		0.33%
Year Ended 10/31/16(1)	543,850	0.35	%(4)	0.46%		0.01%		(0.10)%
Year Ended 10/31/15	996,049	0.05	%(4)	0.46%		0.03%		(0.38)%
Participant Class
Year Ended 10/31/19	$1,430,849	0.69	%(4)	0.71%		1.65%		1.63%
Year Ended 10/31/18	789,069	0.69	%(4)	0.71%		1.03%		1.01%
Year Ended 10/31/17	484,458	0.68	%(4)	0.71%		0.11%		0.08%
Year Ended 10/31/16(1)	2,881	0.36	%(4)	0.71%		0.00	%(5)	(0.35)%
Year Ended 10/31/15	180	0.05	%(4)	0.71%		0.03%		(0.63)%
Cash Management Class
Year Ended 10/31/19	$17,886	0.34	%(4)	0.36%		2.00%		1.98%
Year Ended 10/31/18	22,288	0.34	%(4)	0.36%		1.38%		1.36%
Year Ended 10/31/17	46,862	0.33	%(4)	0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	62,228	0.30	%(4)	0.36%		0.06%		0.00	%(5)
Year Ended 10/31/15	55,377	0.05	%(4)	0.36%		0.03%		(0.28)%
Select Class
Year Ended 10/31/19	$50	0.99	%(4)	1.01%		1.35%		1.33%
Year Ended 10/31/18	50	0.99	%(4)	1.01%		0.73%		0.71%
Year Ended 10/31/17	50	0.78	%(4)	1.01%		0.01%		(0.22)%
For the Period Ended 10/31/16(1)	50	0.38	%(4)(9)	1.01	%(9)	(0.02	)%(9)	(0.65	)%(9)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/19	$1.000	$0.021	(2)	$0.000	(3)	$(0.021)		$1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(2)	(0.000	)(3)	(0.015)		1.000	1.51%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.07%
Year Ended 10/31/18	1.000	0.015	(2)	(0.000	)(3)	(0.015)		1.000	1.46%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/19	$1.000	$0.020	(2)	$0.000	(3)	$(0.020)		$1.000	2.01%
Year Ended 10/31/18	1.000	0.014	(2)	(0.000	)(3)	(0.014)		1.000	1.41%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.001		(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/19	$1.000	$0.019	(2)	$0.000	(3)	$(0.019)		$1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(2)	(0.000	)(3)	(0.014)		1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/19	$1.000	$0.018	(2)	$0.000	(3)	$(0.018)		$1.000	1.86%
Year Ended 10/31/18	1.000	0.013	(2)	(0.000	)(3)	(0.013)		1.000	1.26%
Year Ended 10/31/17	1.000	0.004	(2)	(0.000	)(3)	(0.004)		1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/19	$1.000	$0.016	(2)	$0.000	(3)	$(0.016)		$1.000	1.61%
Year Ended 10/31/18	1.000	0.010	(2)	(0.000	)(3)	(0.010)		1.000	1.00%
Year Ended 10/31/17	1.000	0.002	(2)	0.000	(3)	(0.002)		1.000	0.16%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/19	$1.000	$0.019	(2)	$0.000	(3)	$(0.019)		$1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(2)	(0.000	)(3)	(0.014)		1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Select Class
Year Ended 10/31/19	$1.000	$0.013	(2)	$0.000	(3)	$(0.013)		$1.000	1.30%
Year Ended 10/31/18	1.000	0.007	(2)	(0.000	)(3)	(0.007)		1.000	0.70%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/19	$23,790,835	0.20%		0.21%		2.09%		2.08%
Year Ended 10/31/18	19,642,850	0.20%		0.21%		1.51%		1.50%
Year Ended 10/31/17	18,160,353	0.19%		0.21%		0.59%		0.57%
Year Ended 10/31/16(1)	19,382,045	0.17%		0.21%		0.15%		0.11%
Year Ended 10/31/15	14,113,772	0.02%		0.21%		0.01%		(0.18)%
Institutional Select Class
Year Ended 10/31/19	$398,934	0.25	%(4)	0.26%		2.04%		2.03%
Year Ended 10/31/18	189,558	0.25	%(4)	0.26%		1.46%		1.45%
Year Ended 10/31/17	239,841	0.24	%(4)	0.26%		0.54%		0.52%
Year Ended 10/31/16(1)	277,773	0.21	%(4)	0.26%		0.11%		0.06%
Year Ended 10/31/15	1,989,121	0.02	%(4)	0.26%		0.01%		(0.23)%
Investor Class
Year Ended 10/31/19	$51	0.30	%(4)	0.31%		1.99%		1.98%
Year Ended 10/31/18	39,323	0.30	%(4)	0.31%		1.41%		1.40%
Year Ended 10/31/17	63,180	0.29	%(4)	0.31%		0.49%		0.47%
Year Ended 10/31/16(1)	67,007	0.27	%(4)	0.31%		0.05%		0.01%
Year Ended 10/31/15	50	0.02	%(4)	0.31%		0.01%		(0.28)%
Administrative Class
Year Ended 10/31/19	$2,015	0.35	%(4)	0.36%		1.94%		1.93%
Year Ended 10/31/18	2,378	0.35	%(4)	0.36%		1.36%		1.35%
Year Ended 10/31/17	127	0.34	%(4)	0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	50	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	50	0.02	%(4)	0.36%		0.01%		(0.33)%
Advisory Class
Year Ended 10/31/19	$42,143	0.45	%(4)	0.46%		1.84%		1.83%
Year Ended 10/31/18	12,489	0.45	%(4)	0.46%		1.26%		1.25%
Year Ended 10/31/17	1,806	0.42	%(4)	0.46%		0.36%		0.32%
Year Ended 10/31/16(1)	53,009	0.31	%(4)	0.46%		0.01%		(0.14)%
Year Ended 10/31/15	11,150	0.02	%(4)	0.46%		0.01%		(0.43)%
Participant Class
Year Ended 10/31/19	$629	0.70	%(4)	0.71%		1.59%		1.58%
Year Ended 10/31/18	234	0.70	%(4)	0.71%		1.01%		1.00%
Year Ended 10/31/17	307	0.62	%(4)	0.71%		0.16%		0.07%
Year Ended 10/31/16(1)	689	0.33	%(4)	0.71%		(0.01)%		(0.39)%
Year Ended 10/31/15	50	0.02	%(4)	0.71%		0.01%		(0.68)%
Cash Management Class
Year Ended 10/31/19	$18,758	0.35	%(4)	0.36%		1.94%		1.93%
Year Ended 10/31/18	51,187	0.35	%(4)	0.36%		1.36%		1.35%
Year Ended 10/31/17	80,852	0.34	%(4)	0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	99,031	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	78,516	0.02	%(4)	0.36%		0.01%		(0.33)%
Select Class
Year Ended 10/31/19	$50	1.00	%(4)	1.01%		1.29%		1.28%
Year Ended 10/31/18	50	1.00	%(4)	1.01%		0.71%		0.70%
Year Ended 10/31/17	50	0.76	%(4)	1.01%		0.02%		(0.23)%
For the Period Ended 10/31/16(1)	50	0.34	%(4)(9)	1.01	%(9)	(0.02	)%(9)	(0.69	)%(9)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/19	$1.0000	$0.0141	(2)	$0.0001	(3)	$(0.0141)		$1.0001	1.43%
Year Ended 10/31/18	1.0000	0.0118	(2)	(0.0003	)(3)	(0.0115)		1.0000	1.16%
Year Ended 10/31/17	1.0000	0.0059	(2)	(0.0002	)(3)	(0.0057)		1.0000	0.57%
Year Ended 10/31/16(1)	1.0000	0.0014	(2)	0.0026		(0.0040	)(7)	1.0000	0.40%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/19	$1.0000	$0.0136	(2)	$0.0001	(3)	$(0.0136)		$1.0001	1.38%
Year Ended 10/31/18	1.0000	0.0113	(2)	(0.0003	)(3)	(0.0110)		1.0000	1.10%
Year Ended 10/31/17	1.0000	0.0054	(2)	(0.0002	)(3)	(0.0052)		1.0000	0.52%
Year Ended 10/31/16(1)	1.0000	0.0011	(2)	0.0027		(0.0038	)(7)	1.0000	0.37%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/19	$1.0000	$0.0126	(2)	$0.0001	(3)	$(0.0126)		$1.0001	1.27%
Year Ended 10/31/18	1.0000	0.0103	(2)	(0.0003	)(3)	(0.0100)		1.0000	1.02%
Year Ended 10/31/17	1.0000	0.0044	(2)	(0.0002	)(3)	(0.0042)		1.0000	0.42%
Year Ended 10/31/16(1)	1.0000	0.0009	(2)	0.0022		(0.0031	)(7)	1.0000	0.31%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/19	$612,147	0.15%		0.27%	1.40%		1.28%	—
Year Ended 10/31/18	491,714	0.18%		0.33%	1.18%		1.03%	—
Year Ended 10/31/17	144,208	0.18%		0.51%	0.59%		0.26%	—
Year Ended 10/31/16(1)	59,273	0.11	%(6)	0.48%	0.18	%(6)	(0.19)%	0.00	%(5)
Year Ended 10/31/15	97,678	0.04	%(6)	0.38%	0.01	%(6)	(0.33)%	0.00	%(5)
Institutional Select Class
Year Ended 10/31/19	$50	0.20	%(4)	0.32%	1.35%		1.23%	—
Year Ended 10/31/18	50	0.23	%(4)	0.38%	1.13%		0.98%	—
Year Ended 10/31/17	50	0.23	%(4)	0.56%	0.54%		0.21%	—
Year Ended 10/31/16(1)	50	0.14	%(4)(6)	0.53%	0.15	%(6)	(0.24)%	0.00	%(5)
Year Ended 10/31/15	50	0.04	%(4)(6)	0.43%	0.01	%(6)	(0.38)%	0.00	%(5)
Cash Management Class
Year Ended 10/31/19	$7,435	0.30	%(4)	0.42%	1.25%		1.13%	—
Year Ended 10/31/18	11,805	0.33	%(4)	0.48%	1.03%		0.88%	—
Year Ended 10/31/17	20,776	0.33	%(4)	0.66%	0.44%		0.11%	—
Year Ended 10/31/16(1)	30,694	0.20	%(4)(6)	0.63%	0.09	%(6)	(0.34)%	0.00	%(5)
Year Ended 10/31/15	25,927	0.04	%(4)(6)	0.53%	0.01	%(6)	(0.48)%	0.00	%(5)

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Notes to Financial Highlights

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.0005 per share.

(4)  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Funds' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(5)  Amount is less than 0.005%.

(6)  The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Includes paid-in-capital distribution of $0.0022.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.

2019 Annual Report

October 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Trust is comprised of seven separate, active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The Trust offers up to eight different classes of shares for certain Funds. Each Fund offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class and the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios. The Trust applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares), dividend, liquidation and other rights.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the ESG Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2019. In addition, during the month of October 2016, the Participant Class was fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2019. During the month of November 2016, the Advisory Class was fully redeemed from the Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2019. Accordingly, no financial highlights have been presented for these classes.

ESG Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require these Funds to have a floating NAV, rounded to the fourth decimal place. In addition, these Funds are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of these Funds. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow these Funds to continue to seek a stable NAV. These Funds will not impose a liquidity fee or temporarily suspend redemptions in the event that weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Funds and other related information, please refer to the prospectuses of the Trust. Generally, the investment objective of the Funds is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) ESG Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics; and (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures, established by and under the general supervision of the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Repurchase Agreements: Certain Funds may enter into repurchase agreements under which a Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Trust, takes possession of the

2019 Annual Report

October 31, 2019

Notes to Financial Statements (cont'd)

underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Trust's custodian for investment companies advised by the Trust's Adviser. The Fund will participate on a pro-rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Fund's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Trust, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund's investments as of October 31, 2019:

ESG Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$63,503	$—	$63,503
Commercial Paper	—	559,355	—	559,355
Corporate Bonds	—	183,573	—	183,573
Floating Rate Notes	—	989,470	—	989,470
Repurchase Agreements	—	1,451,000	—	1,451,000
Time Deposit	—	108,000	—	108,000
Total Assets	$—	$3,354,901	$—	$3,354,901

2019 Annual Report

October 31, 2019

Notes to Financial Statements (cont'd)

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$344,134	$—	$344,134
Commercial Paper	—	2,539,407	—	2,539,407
Corporate Bonds	—	88,587	—	88,587
Floating Rate Notes	—	3,860,142	—	3,860,142
Repurchase Agreements	—	4,616,200	—	4,616,200
Time Deposits	—	998,000	—	998,000
Total Assets	$—	$12,446,470	$—	$12,446,470

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$33,020,229	$—	$33,020,229
U.S. Agency Securities	—	21,705,660	—	21,705,660
U.S. Treasury Securities	—	9,195,241	—	9,195,241
Total Assets	$—	$63,921,130	$—	$63,921,130

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$1,978,488	$—	$1,978,488
U.S. Treasury Securities	—	939,407	—	939,407
Total Assets	$—	$2,917,895	$—	$2,917,895

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$9,694,755	$—	$9,694,755
U.S. Treasury Securities	—	7,290,047	—	7,290,047
Total Assets	$—	$16,984,802	$—	$16,984,802

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$25,439,680	$—	$25,439,680
Total Assets	$—	$25,439,680	$—	$25,439,680

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$463,635	$—	$463,635
Daily Variable Rate Bonds	—	62,600	—	62,600
Municipal Bonds & Notes	—	37,749	—	37,749
Commercial Paper	—	33,706	—	33,706
Closed-End Investment Company	—	21,000	—	21,000
Total Assets	$—	$618,690	$—	$618,690

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

4.  When-Issued/Delayed Delivery Securities: Certain Funds purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

2019 Annual Report

October 31, 2019

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Trust with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below:

Fund	Advisory Fees
ESG Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fees, its administration fees and/or reimburse each Fund so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios:

	Maximum Expense Ratios
Class	ESG Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.45
Cash Management Class	0.35	0.35	0.35	0.35
Select Class	—	—	1.00	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax-Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Funds' prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Funds' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable a Fund to maintain a minimum level of daily net investment income. For the year ended October 31, 2019, the Funds had advisory fees waived and/or certain expenses reimbursed as follows:

Fund	Advisory Fees Waived and/or Reimbursed (000)
ESG Money Market	$1,720
Prime	5,470
Government	21,284
Government Securities	855
Treasury	3,301
Treasury Securities	1,539
Tax-Exempt	674

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Fund's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust. The Administrator has agreed to reduce its administration fees to enable a Fund to maintain a minimum level of daily net investment income. This arrangement had no effect for the year ended October 31, 2019.

2019 Annual Report

October 31, 2019

Notes to Financial Statements (cont'd)

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Trust.

The Trust has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Trust has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Trust has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Trust. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2019, this waiver amounted to approximately $4,544,000.

The Trust has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2019, this waiver amounted to approximately $3,030,000.

The Distributor has agreed to reduce its distribution fees to enable a Fund to maintain a minimum level of daily net investment income for any class of shares in a Fund.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's Dividend Disbursing and Transfer Agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Trust with respect to certain direct transactions with the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

2019 Annual Report

October 31, 2019

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)
ESG Money Market	$65,315	$—	$—	$20,935	$—	$—
Prime	252,088	—	—	116,525	—	—
Government	1,227,717	—	—	790,459	—	—
Government Securities	58,983	—	—	130,139	—	—
Treasury	361,632	—	—	228,478	—	—
Treasury Securities	463,310	—	—	292,724	—	—
Tax-Exempt	—	8,108	—	—	3,429	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

The Funds had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2019.

At October 31, 2019 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
ESG Money Market	$1,030	$—	$—
Prime	8,441	—	—
Government	48,560	—	—
Government Securities	1,077	—	—
Treasury	12,712	—	—
Treasury Securities	14,704	—	—
Tax-Exempt	—	51	—

At October 31, 2019, the following Funds had available for federal income tax purposes unused short-term and/or long-term capital losses that do not have an expiration date:

Fund	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
Prime	$52	$—
Government	2,582	29
Government Securities	19	7
Treasury	1,614	165
Treasury Securities	1,567	280

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

H. Transactions with Affiliates: The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2019, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $6,300,000 and sales of approximately $ 8,200,000, which resulted in no net realized gains or losses.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Funds.

I. Other: At October 31, 2019, certain Funds had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Funds. These Funds and the aggregate percentage of such owners were as follows:

Fund	Percentage of Ownership
ESG Money Market	73.8%
Prime	39.0
Government	33.3
Government Securities	93.4
Treasury	27.9
Treasury Securities	34.9
Tax-Exempt	83.4

2019 Annual Report

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Institutional Liquidity Funds (the "Trust") (comprising, ESG Money Market Portfolio (formerly Money Market Portfolio), Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively referred to as the "Funds") including the portfolios of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 23, 2019

2019 Annual Report

October 31, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Funds. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Funds. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Funds

The Board reviewed the performance, fees and expenses of the Funds compared to their peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Funds. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Money Market, Prime, Government, Government Securities, Tax-Exempt, Treasury and Treasury Securities Portfolios were better than their peer group averages for the one-, three- and five-year periods.

Performance Conclusions

With respect to all of the Funds, after discussion, the Board concluded that performance was competitive with their peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Funds relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Funds' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that, for the Money Market Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Prime Portfolio, the management fee was higher than its peer group average and the total expense ratio was lower than its peer group average.

The Board noted that, for the Government Portfolio, the contractual management fee was higher than but close to its peer group average, the actual management fee was equal to its peer group average and the total expense ratio was lower than its peer group average.

2019 Annual Report

October 31, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Government Securities Portfolio, the contractual management fee was lower than its peer group average and the actual management fee and total expense ratio were higher than but close to its peer group averages.

The Board noted that, for the Tax-Exempt Portfolio, the management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Treasury and Treasury Securities Portfolios, the actual management fees were higher than their peer group averages and the contractual management fees and total expense ratios were higher than but close to their peer group averages.

Fee and Expense Conclusion

With respect to the Prime, Treasury and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees were acceptable and the total expense ratios were competitive with their peer group averages.

With respect to the Money Market, Government, Government Securities and Tax-Exempt Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Funds and how that relates to the Funds' total expense ratios and particularly the Funds' management fee rates (which for all the Funds do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Funds and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Funds and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Funds and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Funds and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Funds and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Funds' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Funds to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Funds' Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Funds' business.

2019 Annual Report

October 31, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2019 Annual Report

October 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended October 31, 2019.

Each of the applicable Funds designated the following percentages of its income dividends as tax-exempt dividends:

Fund	Tax-Exempt Percentage
Tax-Exempt	100%

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended October 31, 2019.

Each of the applicable Funds may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Fund	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market	$65,315,070	$—
Prime	252,088,497	—
Government	1,227,717,805	—
Government Securities	58,982,471	—
Treasury	361,632,558	—
Treasury Securities	463,309,715	—
Tax-Exempt	8,107,448	—

In January, each applicable Fund provides tax information to shareholders for the preceding calendar year.

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

2019 Annual Report

October 31, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of PB p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

2019 Annual Report

October 31, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

2019 Annual Report

October 31, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2019 Annual Report

October 31, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/liquidityshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment on Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

The Trust's Statement of Additional Information contains additional information about the Trust, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/im/liquidityshareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Liquidity Funds, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/liquidityshareholderreports or call toll free 1 (888) 378-1630.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
2841952 EXP 12.31.2020

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019	Registrant		Covered Entities(1)
Audit Fees	$238,147		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$25,116	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$25,116		$651,406

Total	$263,263		$651,406

2018	Registrant		Covered Entities(1)
Audit Fees	$238,147		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$25,116	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$25,116		$11,536,270

Total	$263,263		$11,536,270

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2019